UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Brian C. Janssen

American High-Income Trust

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust® Annual report for the year ended September 30, 2022

Pursue sustainable
income over time

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 3 for Class F-2 and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield, as of September 30, 2022, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 7.77% for Class F-2 shares and 7.20% for Class A shares. The fund’s 12-month distribution rate as of that date was 5.65% for Class F-2 shares and 5.13% for Class A shares. Class A shares reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness. If rating agencies differ, securities will be considered to have received the middle rating, consistent with the fund’s investment policies. If only two agencies rate a security, the lower rating is used. If only one rates a security, that single rating is used. Securities in the Unrated category have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

24	Financial statements

50	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, Class F-2 shares of the American High-Income Trust reported a total return of –11.62%. That compares to –14.15% for the fund’s primary benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. The Lipper High Yield Funds Average, a benchmark of similar funds, lost 13.51%. During the 12-month period, for F-2 shares, the fund paid monthly dividends totaling approximately 50 cents a share. Shareholders who reinvested dividends received an income return of 4.85% for the period. Those who elected to take their dividends in cash received an income return of 4.74%.

High-yield market overview

Bond markets tumbled as the U.S. Federal Reserve and many other central banks moved aggressively to raise interest rates amid mounting inflationary pressures. Against this backdrop, yields on speculative grade corporate bonds approached 10% and reached levels rarely seen since the global financial crisis of 2007-2009. Even with this inflationary environment, the high-yield market fared better than many other asset classes over this period. The relatively short duration, higher income, and improved credit quality of the asset class relative to history all contributed to mitigate losses during a period of severe market stress.

Although the economic environment is likely to weaken in the next year, the credit quality of the high-yield market is stronger than it has been historically, and yield spreads are now above the historical average going back nearly 30 years. The absence of near-term large scale refinancing requirements, resulting from corporations raising record amounts of capital during the recent window of low rates and favorable credit conditions, allows corporations to gradually adjust to the reality of higher borrowing costs. As a result, the volume of new high-yield debt issuance could remain low for the foreseeable future.

Results at a glance

For periods ended September 30, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class F-2 shares)[1]	–11.62%	1.65%	2.48%	3.78%	7.33%
American High-Income Trust (Class A shares)	–11.86	1.36	2.21	3.52	7.09
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[2]	–14.15	–0.47	1.56	3.94	7.43
Lipper High Yield Funds Average[3]	–13.51	–0.80	1.04	3.13	6.60

[1]	Class F-2 shares were first offered on August 4, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index has been used. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

American High-Income Trust	1

Over the course of the last year, from a quality perspective, there was relatively low return dispersion among the three primary rating tiers within the high-yield market. Corporate bonds rated BB and B both returned –13.8%, with CCC-rated bonds returning –16.3%. Bonds rated BB, the highest rating within high yield, represent a record high proportion of all high-yield bonds.

Nearly all industry sectors posted negative returns during the period. The worst performing sectors were consumer noncyclicals, communications, and finance companies. At the other end of the spectrum, the top-performing sectors of the high-yield market were energy, transportation, and capital goods.

Inside the portfolio

Over the past year, the fund has maintained its focus on higher rated bonds, with 84% of its fixed income exposure in B or higher rated bonds. The fund is slightly underweight the riskier CCC-rated cohort of the high-yield market. Having this higher quality focus, with an emphasis on bonds backed by collateral, was a positive influence in achieving results better than those of the benchmark.

Security selection played a dominant role in outpacing benchmark results, whereas industry selection, albeit a positive contributor as well, had less influence. An overweight to the energy sector benefited relative returns, but security selection in the sector was by far the largest contributor to relative returns, with several energy companies among the top contributors to total returns. Also among the top contributors, both by way of industry and security selection, was the communications sector, where the fund is currently underweight the benchmark.

On the opposite side of the ledger, there were just a few sectors that weighed on relative results in any meaningful manner. Namely, the consumer noncyclical sector, where pharmaceuticals weighed on the broader category, detracted from results. An underweight to the transportation sector, albeit modest, as well as security selection in the category were slightly detrimental to relative returns.

Exposure to non-benchmark investments was a net positive contributor to results. A modest level of cash and U.S. Treasuries added to returns given the risk-off sentiment theme that was present for most of the period. Several equity positions, received from debt recapitalizations, also had strong contributions to investment results.

Looking ahead

The long-term strategic merit of investing in high-yield bonds as part of a diversified portfolio remains strong. We believe investors should consider the asset class for its diversification benefits over the long term rather than attempting to time market cycles. Within a broader fixed income portfolio, augmenting a core bond portfolio, as represented by the Bloomberg U.S. Aggregate Index, with high-yield bonds has the potential to deliver superior risk-adjusted returns over time.

The economic outlook is uncertain, with high inflation, rising interest rates, and increasing macroeconomic headwinds. Although credit stress is anticipated to rise, the high-yield asset class has had historically low levels of corporate defaults over the last year. We anticipate that high-yield default rates will rise with increasing economic pressure and funding costs, but from a very low base of just 1% over the last year. Fundamentally, high-yield credit quality is at historic highs, with bonds rated BB making up more than half the market, and lower rated CCC bonds making up just 11%. This quality improvement should lead to lower default rates relative to prior periods of economic stress.

With historically high yields, spreads slightly above the long-term average, and a favorable technical backdrop from declining issuance, we believe there are increasingly attractive opportunities to invest in high-yield bonds. Nonetheless, with elevated volatility and anticipated weaker economic activity, we plan to take a cautious approach to investing and seek to invest in sectors and companies backed by strong asset quality or collateral. We believe that security selection will be of paramount importance in this environment, as virtually all sectors will be exposed to more challenging economic conditions.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David A. Daigle
President

November 8, 2022

For current information about the fund, visit capitalgroup.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a hypothetical $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2022, the end of its latest fiscal year (with all distributions reinvested).

Fund results shown are for Class F-2 and Class A shares. Class A shares reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.2

Class F-2 shares were first offered on August 4, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Refinitiv Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update, available on our website.
[6]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2022)

	1 year	5 years	10 years

Class F-2 shares	–11.62%	2.48%	3.78%
Class A shares*	–15.16	1.43	3.12

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.40% for Class F-2 shares and 0.69% for Class A shares as of the prospectus dated December 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American High-Income Trust	3

Investment portfolio September 30, 2022

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 90.02%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 89.84%
Energy 14.36%
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2026[1]	USD	6,600	$6,386
Antero Midstream Partners, LP 5.375% 2029[1]		10,095	8,933
Antero Resources Corp. 7.625% 2029[1]		4,356	4,357
Antero Resources Corp. 5.375% 2030[1]		8,415	7,584
Apache Corp. 4.625% 2025		5,540	5,344
Apache Corp. 6.00% 2037		2,910	2,611
Apache Corp. 5.10% 2040		13,635	11,038
Apache Corp. 4.75% 2043		5,725	4,282
Apache Corp. 4.25% 2044		270	192
Apache Corp. 5.35% 2049		150	118
Ascent Resources - Utica, LLC 7.00% 2026[1]		38,410	37,073
Ascent Resources - Utica, LLC 9.00% 2027[1]		4,380	5,351
Ascent Resources - Utica, LLC 8.25% 2028[1]		4,042	3,892
Ascent Resources - Utica, LLC 5.875% 2029[1]		21,835	19,472
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]		4,446	4,668
Blue Racer Midstream, LLC and Blue Racer Finance Corp. 7.625% 2025[1]		9,754	9,379
Bonanza Creek Energy, Inc. 5.00% 2026[1]		15,860	14,424
California Resources Corp. 7.125% 2026[1]		6,275	5,908
Callon Petroleum Co. 7.50% 2030[1]		10,050	8,818
Cenovus Energy, Inc. 5.375% 2025		204	205
Cenovus Energy, Inc. 4.25% 2027		390	368
Cenovus Energy, Inc. 5.25% 2037		400	352
Cenovus Energy, Inc. 5.40% 2047		390	335
Centennial Resource Production, LLC 6.875% 2027[1]		6,752	6,548
Cheniere Energy Partners, LP 4.50% 2029		26,037	22,983
Cheniere Energy Partners, LP 4.00% 2031		30,178	25,364
Cheniere Energy Partners, LP 3.25% 2032		26,813	20,643
Cheniere Energy, Inc. 4.625% 2028		75,403	69,347
Chesapeake Energy Corp. 4.875% 2022[4]		28,871	794
Chesapeake Energy Corp. 5.75% 2023[4]		1,730	48
Chesapeake Energy Corp. 5.50% 2026[1]		20,225	19,391
Chesapeake Energy Corp. 5.875% 2029[1]		22,275	20,688
Chesapeake Energy Corp. 6.75% 2029[1]		7,520	7,225
CNX Midstream Partners, LP 4.75% 2030[1]		5,745	4,519
CNX Resources Corp. 7.25% 2027[1]		37,307	36,367
CNX Resources Corp. 6.00% 2029[1]		28,722	26,274
CNX Resources Corp. 7.375% 2031[1]		20,168	19,770
Comstock Resources, Inc. 6.75% 2029[1]		13,320	12,317
Comstock Resources, Inc. 5.875% 2030[1]		15,605	13,628
Constellation Oil Services Holding SA 13.50% 2025[1,5]		5,794	5,794
Constellation Oil Services Holding SA 4.00% PIK 2026[6]		46,128	38,056
Continental Resources, Inc. 5.75% 2031[1]		7,250	6,569
CQP Holdco, LP / BIP-V Chinook Holdco, LLC 5.50% 2031[1]		52,105	44,177
Crestwood Midstream Partners, LP 5.75% 2025		4,990	4,741

4	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Crestwood Midstream Partners, LP 5.625% 2027[1]	USD	5,000	$4,536
Crestwood Midstream Partners, LP 6.00% 2029[1]		9,825	8,807
Devon Energy Corp. 5.875% 2028		2,830	2,830
Devon Energy Corp. 4.50% 2030		10,040	9,152
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[1,3,6]		2,584	2,390
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[6]		2,337	2,162
DT Midstream, Inc. 4.125% 2029[1]		23,690	20,069
DT Midstream, Inc. 4.375% 2031[1]		14,675	12,125
Encino Acquisition Partners Holdings, LLC 8.50% 2028[1]		684	632
Energean Israel Finance, Ltd. 4.50% 2024[1]		17,855	16,828
Energean Israel Finance, Ltd. 4.875% 2026[1]		20,000	17,750
Energean Israel Finance, Ltd. 5.875% 2031[1]		1,580	1,300
Energean PLC 6.50% 2027[1]		9,930	8,754
EnLink Midstream Partners, LLC 5.625% 2028[1]		8,585	8,040
EQM Midstream Partners, LP 6.00% 2025[1]		4,000	3,704
EQM Midstream Partners, LP 4.125% 2026		3,011	2,558
EQM Midstream Partners, LP 6.50% 2027[1]		42,825	39,636
EQM Midstream Partners, LP 7.50% 2027[1]		16,085	15,358
EQM Midstream Partners, LP 5.50% 2028		17,346	14,863
EQM Midstream Partners, LP 4.50% 2029[1]		21,410	17,285
EQM Midstream Partners, LP 7.50% 2030[1]		16,425	15,547
EQM Midstream Partners, LP 4.75% 2031[1]		32,135	25,583
EQM Midstream Partners, LP 6.50% 2048		9,700	7,419
EQT Corp. 6.375% 2025[7]		5,052	5,066
EQT Corp. 5.00% 2029		6,915	6,466
EQT Corp. 7.25% 2030[7]		5,395	5,580
EQT Corp. 3.625% 2031[1]		9,080	7,584
Genesis Energy, LP 5.625% 2024		2,765	2,605
Genesis Energy, LP 6.50% 2025		32,102	29,059
Genesis Energy, LP 6.25% 2026		6,115	5,320
Genesis Energy, LP 8.00% 2027		55,399	48,680
Genesis Energy, LP 7.75% 2028		7,180	6,255
Harbour Energy PLC 5.50% 2026[1]		32,030	28,738
Harvest Midstream I, LP 7.50% 2028[1]		36,075	33,806
Hess Midstream Operations, LP 4.25% 2030[1]		25,875	20,949
Hess Midstream Operations, LP 5.50% 2030[1]		11,695	10,055
Hess Midstream Partners, LP 5.125% 2028[1]		9,663	8,474
Hilcorp Energy I, LP 6.25% 2028[1]		3,515	3,251
Hilcorp Energy I, LP 5.75% 2029[1]		19,025	16,672
Hilcorp Energy I, LP 6.00% 2030[1]		14,598	12,755
Hilcorp Energy I, LP 6.00% 2031[1]		14,567	12,675
Hilcorp Energy I, LP 6.25% 2032[1]		14,045	12,462
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 2027[1]		8,700	8,321
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2028[1]		5,034	4,445
Howard Midstream Energy Partners, LLC 6.75% 2027[1]		8,950	7,988
Independence Energy Finance, LLC 7.25% 2026[1]		8,650	7,791
Kinetik Holdings, LP 5.875% 2030[1]		10,050	9,224
Lealand Finance Co. BV, Term Loan, (3-month USD-LIBOR + 3.00%) 5.524% 2024[2,3]		526	329
Lealand Finance Co. BV, Term Loan, (3-month USD-LIBOR + 1.00%) 3.00% PIK and 3.52% Cash 2025[2,3,6]		7,867	4,012
McDermott International, Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.00% 2024[2,3,5]		2,000	1,000
Murphy Oil Corp. 5.75% 2025		5,000	4,828
Murphy Oil Corp. 6.375% 2028		8,000	7,572
Murphy Oil USA, Inc. 4.75% 2029		16,330	14,487
Murphy Oil USA, Inc. 3.75% 2031[1]		19,480	15,696
Nabors Industries, Inc. 7.375% 2027[1]		27,700	25,623
Nabors Industries, Ltd. 7.25% 2026[1]		4,624	4,032
Neptune Energy Group Holdings, Ltd. 6.625% 2025[1]		21,325	19,827
New Fortress Energy, Inc. 6.75% 2025[1]		30,685	29,118
New Fortress Energy, Inc. 6.50% 2026[1]		82,518	76,365
NGL Energy Operating, LLC 7.50% 2026[1]		173,222	154,350
NGL Energy Partners, LP 7.50% 2023		6,665	6,467
NGL Energy Partners, LP 6.125% 2025		41,177	33,012
NGPL PipeCo, LLC 4.875% 2027[1]		1,010	942
Northern Oil and Gas, Inc. 8.125% 2028[1]		33,865	31,818

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NorthRiver Midstream Finance, LP 5.625% 2026[1]	USD	10,800	$10,083
NuStar Logistics, LP 6.00% 2026		6,129	5,623
Oasis Midstream Partners, LP / OMP Finance Corp. 8.00% 2029[1]		33,755	32,559
Oasis Petroleum, Inc. 6.375% 2026[1]		21,156	20,201
Occidental Petroleum Corp. 2.90% 2024		10,480	10,101
Occidental Petroleum Corp. 5.875% 2025		12,395	12,449
Occidental Petroleum Corp. 8.00% 2025		8,765	9,303
Occidental Petroleum Corp. 3.00% 2027		500	452
Occidental Petroleum Corp. 6.375% 2028		4,575	4,567
Occidental Petroleum Corp. 6.625% 2030		20,235	20,587
Occidental Petroleum Corp. 8.875% 2030		12,675	14,140
Occidental Petroleum Corp. 6.125% 2031		11,610	11,464
Occidental Petroleum Corp. 6.45% 2036		625	627
Occidental Petroleum Corp. 4.20% 2048		2,543	2,040
Parkland Corp. 4.625% 2030[1]		15,355	12,472
PDC Energy, Inc. 5.75% 2026		12,000	11,118
Petrobras Global Finance Co. 6.75% 2050		5,701	4,654
Petrobras Global Finance Co. 5.50% 2051		3,999	2,846
Petróleos Mexicanos 6.875% 2025		6,200	5,840
Petróleos Mexicanos 8.75% 2029[1]		14,137	12,119
Petrorio Luxembourg SARL 6.125% 2026[1]		6,800	6,144
Range Resources Corp. 4.875% 2025		5,803	5,478
Range Resources Corp. 8.25% 2029		17,375	17,716
Range Resources Corp. 4.75% 2030[1]		19,510	16,962
Rattler Midstream Partners, LP 5.625% 2025[1]		17,873	18,118
Rockcliff Energy II, LLC 5.50% 2029[1]		2,265	1,988
Rockies Express Pipeline, LLC 4.95% 2029[1]		11,193	9,623
Sabine Pass Liquefaction, LLC 4.50% 2030		8,930	8,148
Sanchez Energy Corp. 7.25% 2023[1,4]		22,796	228
SM Energy Co. 5.625% 2025		5,270	5,066
SM Energy Co. 6.50% 2028		2,910	2,772
Southwestern Energy Co. 5.95% 2025[7]		7,548	7,400
Southwestern Energy Co. 7.75% 2027		5,284	5,382
Southwestern Energy Co. 8.375% 2028		11,445	11,878
Southwestern Energy Co. 5.375% 2029		6,470	5,881
Southwestern Energy Co. 5.375% 2030		41,000	37,031
Southwestern Energy Co. 4.75% 2032		24,695	20,751
Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 2031[1]		4,610	3,790
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[1]		1,795	1,688
Sunoco, LP 6.00% 2027		12,591	12,025
Sunoco, LP 5.875% 2028		4,885	4,440
Sunoco, LP 4.50% 2029		31,065	25,826
Sunoco, LP 4.50% 2030		31,235	25,580
Superior Plus, LP and Superior General Partner, Inc. 4.50% 2029[1]		7,994	6,616
Tallgrass Energy Partners, LP 7.50% 2025[1]		5,470	5,383
Targa Resources Partners, LP 6.50% 2027		4,322	4,282
Targa Resources Partners, LP 6.875% 2029		18,530	18,245
Targa Resources Partners, LP 5.50% 2030		16,729	15,052
Targa Resources Partners, LP 4.875% 2031		13,835	11,921
Teekay Offshore Partners, LP 8.50% 2023[1,4,5]		27,286	6,822
Transocean Guardian, Ltd. 5.875% 2024[1]		4,245	4,007
Transocean Poseidon, Ltd. 6.875% 2027[1]		5,495	5,039
Transocean, Inc. 6.125% 2025[1]		3,682	3,450
Transocean, Inc. 7.25% 2025[1]		8,700	6,675
Transocean, Inc. 11.50% 2027[1]		1,905	1,766
USA Compression Partners, LP 6.875% 2026		15,811	14,571
USA Compression Partners, LP 6.875% 2027		2,403	2,188
Venture Global Calcasieu Pass, LLC 4.125% 2031[1]		53,160	44,209
Venture Global Calcasieu Pass, LLC 3.875% 2033[1]		11,525	8,983
Weatherford International, Ltd. 11.00% 2024[1]		7,243	7,380
Weatherford International, Ltd. 6.50% 2028[1]		42,845	38,621
Weatherford International, Ltd. 8.625% 2030[1]		67,875	59,265
Western Gas Partners, LP 4.50% 2028		15,688	14,220
Western Gas Partners, LP 5.45% 2044		985	809
Western Midstream Operating, LP 3.35% 2025[7]		4,955	4,625

6	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Western Midstream Operating, LP 4.75% 2028	USD	2,830	$2,581
Western Midstream Operating, LP 4.30% 2030[7]		9,650	8,275
Western Midstream Operating, LP 5.50% 2050[7]		10,350	8,372
			2,327,877

Consumer discretionary 13.75%
Adient Global Holdings, Ltd. 4.875% 2026[1]		10,275	9,018
Affinity Gaming 6.875% 2027[1]		18,800	15,362
Allied Universal Holdco, LLC 6.625% 2026[1]		8,658	7,732
Allied Universal Holdco, LLC 9.75% 2027[1]		14,407	11,862
Allied Universal Holdco, LLC 4.625% 2028[1]		14,520	11,210
Allied Universal Holdco, LLC 6.00% 2029[1]		55,202	35,742
Asbury Automotive Group, Inc. 4.50% 2028		5,000	4,237
Asbury Automotive Group, Inc. 4.625% 2029[1]		30,700	24,618
Asbury Automotive Group, Inc. 5.00% 2032[1]		10,940	8,443
Atlas LuxCo 4 SARL 4.625% 2028[1]		7,925	5,995
Bath & Body Works, Inc. 6.625% 2030[1]		4,055	3,535
Bath & Body Works, Inc. 6.875% 2035		26,468	22,175
Bath & Body Works, Inc. 6.75% 2036		13,030	10,758
Beazer Homes USA, Inc. 5.875% 2027		10,802	8,364
Boyd Gaming Corp. 4.75% 2027		8,389	7,441
Boyd Gaming Corp. 4.75% 2031[1]		4,835	3,923
Boyne USA, Inc. 4.75% 2029[1]		7,805	6,550
Caesars Entertainment, Inc. 6.25% 2025[1]		15,390	14,858
Caesars Entertainment, Inc. 8.125% 2027[1]		14,360	13,748
Caesars Entertainment, Inc. 4.625% 2029[1]		11,022	8,449
Caesars Resort Collection, LLC 5.75% 2025[1]		5,260	5,082
Carnival Corp. 7.625% 2026[1]		28,450	21,665
Carnival Corp. 10.50% 2026[1]		27,520	27,271
Carnival Corp. 4.00% 2028[1]		55,985	45,257
Carnival Corp. 6.00% 2029[1]		12,825	8,443
Carnival Corp. 10.50% 2030[1]		19,050	15,273
Carvana Co. 5.625% 2025[1]		3,500	2,468
Carvana Co. 5.50% 2027[1]		21,330	11,665
Carvana Co. 5.875% 2028[1]		15,170	7,724
Carvana Co. 4.875% 2029[1]		20,427	9,995
CDI Escrow Issuer, Inc. 5.75% 2030[1]		12,370	10,823
CEC Entertainment, Inc. 6.75% 2026[1]		6,500	5,859
Dana, Inc. 4.25% 2030		3,975	2,918
Dana, Inc. 4.50% 2032		8,510	6,086
Dave & Buster’s, Inc. 7.625% 2025[1]		6,075	5,991
Empire Communities Corp. 7.00% 2025[1]		8,900	7,395
Empire Resorts, Inc. 7.75% 2026[1]		13,895	11,700
Everi Holdings, Inc. 5.00% 2029[1]		3,000	2,465
Fertitta Entertainment, Inc. 4.625% 2029[1]		25,195	20,889
Fertitta Entertainment, Inc. 6.75% 2030[1]		78,475	59,789
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[1]		40,595	32,975
Ford Motor Co. 2.30% 2025		2,000	1,775
Ford Motor Co. 2.90% 2029		1,625	1,234
Ford Motor Credit Company, LLC 3.664% 2024		2,138	2,013
Ford Motor Credit Company, LLC 3.81% 2024		4,098	3,970
Ford Motor Credit Company, LLC 5.584% 2024		1,504	1,477
Ford Motor Credit Company, LLC 3.375% 2025		11,000	9,734
Ford Motor Credit Company, LLC 5.125% 2025		51,145	48,344
Ford Motor Credit Company, LLC 2.70% 2026		9,330	7,750
Ford Motor Credit Company, LLC 4.389% 2026		275	249
Ford Motor Credit Company, LLC 4.542% 2026		21,795	19,437
Ford Motor Credit Company, LLC 3.815% 2027		21,990	18,503
Ford Motor Credit Company, LLC 4.125% 2027		13,940	12,028
Ford Motor Credit Company, LLC 4.271% 2027		4,575	4,009
Ford Motor Credit Company, LLC 4.95% 2027		7,420	6,640
Ford Motor Credit Company, LLC 2.90% 2028		5,850	4,606
Ford Motor Credit Company, LLC 5.113% 2029		2,845	2,475
Ford Motor Credit Company, LLC 4.00% 2030		11,468	8,971
Group 1 Automotive, Inc. 4.00% 2028[1]		12,155	9,814
Hanesbrands, Inc. 4.625% 2024[1]		35,960	34,337
Hanesbrands, Inc. 4.875% 2026[1]		34,622	31,171

American High-Income Trust	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Hilton Grand Vacations Borrower 5.00% 2029[1]	USD	13,179	$10,656
Hilton Worldwide Holdings, Inc. 3.75% 2029[1]		4,250	3,519
Hilton Worldwide Holdings, Inc. 4.875% 2030		8,287	7,227
Hilton Worldwide Holdings, Inc. 4.00% 2031[1]		20,465	16,576
International Game Technology PLC 6.50% 2025[1]		17,403	17,385
International Game Technology PLC 4.125% 2026[1]		23,730	21,719
International Game Technology PLC 6.25% 2027[1]		12,005	11,645
International Game Technology PLC 5.25% 2029[1]		57,167	50,758
Jacobs Entertainment, Inc. 6.75% 2029[1]		10,230	8,766
KB Home 6.875% 2027		6,170	5,861
KB Home 7.25% 2030		6,770	6,152
Kontoor Brands, Inc. 4.125% 2029[1]		6,770	5,404
Kronos Acquisition Holdings, Inc., Term Loan B2, (3-month USD CME Term SOFR + 6.00%) 8.940% 2026[2,3]		1,990	1,886
Las Vegas Sands Corp. 3.20% 2024		12,558	11,847
Las Vegas Sands Corp. 3.90% 2029		1,475	1,221
LCM Investments Holdings II, LLC 4.875% 2029[1]		39,984	31,022
Levi Strauss & Co. 3.50% 2031[1]		7,470	5,837
Lindblad Expeditions, LLC 6.75% 2027[1]		4,075	3,593
Lithia Motors, Inc. 4.625% 2027[1]		5,350	4,655
Lithia Motors, Inc. 3.875% 2029[1]		15,415	12,396
Lithia Motors, Inc. 4.375% 2031[1]		6,200	5,085
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2026[1]		6,655	5,948
M.D.C. Holdings, Inc. 6.00% 2043		11,252	8,464
Macy’s Retail Holdings, LLC 5.875% 2030[1]		2,870	2,276
Macy’s Retail Holdings, LLC 6.125% 2032[1]		1,230	944
Marriott Ownership Resorts, Inc. 4.75% 2028		2,500	2,096
Marriott Ownership Resorts, Inc. 4.50% 2029[1]		7,200	5,700
Melco International Development, Ltd. 4.875% 2025[1]		8,025	5,957
Melco International Development, Ltd. 5.75% 2028[1]		33,552	21,641
Melco International Development, Ltd. 5.375% 2029[1]		28,774	17,538
Melco Resorts Finance, Ltd. 5.25% 2026[1]		5,000	3,519
Merlin Entertainment 5.75% 2026[1]		10,798	10,072
MGM China Holdings, Ltd. 4.75% 2027[1]		24,635	19,195
MGM Resorts International 6.00% 2023		4,884	4,892
MGM Resorts International 5.50% 2027		5,707	5,138
Mohegan Gaming & Entertainment 8.00% 2026[1]		10,340	8,645
Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 8.052% 2026[2,3]		10,435	10,304
NCL Corp., Ltd. 3.625% 2024[1]		6,450	5,431
NCL Corp., Ltd. 5.875% 2026[1]		8,100	6,175
NCL Corp., Ltd. 5.875% 2027[1]		24,615	20,543
NCL Corp., Ltd. 7.75% 2029[1]		7,115	5,379
Neiman Marcus Group, LLC 7.125% 2026[1]		48,095	44,263
New SK Holdco SUB, LLC, Term Loan, (30-day Average USD-SOFR + 8.25%) 1.50% PIK and 9.16% Cash 2027[2,3,6]		4,216	3,870
Newell Rubbermaid, Inc. 4.875% 2025		7,770	7,521
Panther BF Aggregator 2, LP 6.25% 2026[1]		3,667	3,507
Panther BF Aggregator 2, LP 8.50% 2027[1]		6,925	6,626
Party City Holdings, Inc. 6.125% 2023[1]		9,100	6,143
Party City Holdings, Inc. 6.625% 2026[1]		5,000	2,275
Party City Holdings, Inc. 8.75% 2026[1]		99,533	57,864
Penske Automotive Group, Inc. 3.75% 2029		6,325	5,040
PetSmart, Inc. 4.75% 2028[1]		14,175	12,160
PetSmart, Inc. 7.75% 2029[1]		23,775	21,292
Premier Entertainment Sub, LLC 5.625% 2029[1]		20,425	14,167
Premier Entertainment Sub, LLC 5.875% 2031[1]		7,425	5,022
QVC, Inc. 4.85% 2024		1,875	1,767
QVC, Inc. 4.75% 2027		1,176	884
QVC, Inc. 4.375% 2028		11,948	8,125
Raptor Acquisition Corp. 4.875% 2026[1]		24,360	20,980
Real Hero Merger Sub 2, Inc. 6.25% 2029[1]		9,657	6,986
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]		5,500	5,627
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]		50,103	53,311
Royal Caribbean Cruises, Ltd. 4.25% 2026[1]		36,740	27,078
Royal Caribbean Cruises, Ltd. 5.50% 2026[1]		14,200	10,881
Royal Caribbean Cruises, Ltd. 5.375% 2027[1]		22,035	16,239
Royal Caribbean Cruises, Ltd. 3.70% 2028		1,525	994

8	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Royal Caribbean Cruises, Ltd. 5.50% 2028[1]	USD	1,400	$984
Royal Caribbean Cruises, Ltd. 8.25% 2029[1]		31,240	30,460
Royal Caribbean Cruises, Ltd. 9.25% 2029[1]		19,925	19,664
Sally Holdings, LLC and Sally Capital, Inc. 5.625% 2025		29,514	28,010
Sands China, Ltd. 5.625% 2025		6,522	5,919
Sands China, Ltd. 2.80% 2027[7]		7,407	5,896
Sands China, Ltd. 5.90% 2028		13,054	11,001
Sands China, Ltd. 3.35% 2029[7]		4,761	3,543
Sands China, Ltd. 4.875% 2030		9,030	7,078
Sands China, Ltd. 3.75% 2031[7]		12,127	8,719
Scientific Games Corp. 8.625% 2025[1]		25,415	26,051
Scientific Games Corp. 7.00% 2028[1]		26,891	25,409
Scientific Games Corp. 7.25% 2029[1]		41,815	38,972
Scientific Games Holdings, LP 6.625% 2030[1]		29,004	23,296
Six Flags Entertainment Corp. 4.875% 2024[1]		7,939	7,572
Sonic Automotive, Inc. 4.625% 2029[1]		28,980	22,784
Sonic Automotive, Inc. 4.875% 2031[1]		43,779	33,234
Staples, Inc. 7.50% 2026[1]		8,250	6,939
Studio City Co., Ltd. 7.00% 2027[1]		4,770	3,992
Studio City Finance, Ltd. 6.00% 2025[1]		8,065	4,510
Studio City Finance, Ltd. 5.00% 2029[1]		19,447	8,669
Tempur Sealy International, Inc. 4.00% 2029[1]		14,220	11,230
The Gap, Inc. 3.625% 2029[1]		3,225	2,101
The Gap, Inc. 3.875% 2031[1]		2,148	1,370
The Home Co., Inc. 7.25% 2025[1]		17,945	14,570
Travel + Leisure Co. 6.60% 2025[7]		925	904
Travel + Leisure Co. 6.00% 2027		4,000	3,613
Travel + Leisure Co. 4.50% 2029[1]		27,230	21,157
Universal Entertainment Corp. 8.50% 2024[1]		58,885	54,261
Vail Resorts, Inc. 6.25% 2025[1]		4,090	4,041
VICI Properties, LP 4.25% 2026[1]		9,323	8,427
VICI Properties, LP 4.625% 2029[1]		4,118	3,582
VICI Properties, LP / VICI Note Co., Inc. 5.625% 2024[1]		9,113	8,967
VICI Properties, LP / VICI Note Co., Inc. 3.50% 2025[1]		14,407	13,335
VICI Properties, LP / VICI Note Co., Inc. 4.625% 2025[1]		12,470	11,751
VICI Properties, LP / VICI Note Co., Inc. 3.75% 2027[1]		243	213
VICI Properties, LP / VICI Note Co., Inc. 3.875% 2029[1]		22,525	18,944
VICI Properties, LP / VICI Note Co., Inc. 4.125% 2030[1]		17,502	14,653
WASH Multifamily Acquisition, Inc. 5.75% 2026[1]		22,940	21,176
Wheel Pros, Inc. 6.50% 2029[1]		26,279	12,074
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 7.552% 2028[2,3]		16,664	12,378
Wyndham Destinations, Inc. 6.625% 2026[1]		13,750	12,899
Wyndham Destinations, Inc. 4.625% 2030[1]		5,575	4,416
Wyndham Worldwide Corp. 4.375% 2028[1]		15,730	13,850
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]		10,142	9,950
Wynn Macau, Ltd. 5.625% 2028[1]		13,610	9,092
Wynn Macau, Ltd. 5.125% 2029[1]		21,160	13,798
Wynn Resorts Finance, LLC 7.75% 2025[1]		13,625	13,324
Wynn Resorts Finance, LLC 5.125% 2029[1]		43,380	35,158
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 8.615% 2027[2,3]		15,050	14,067
			2,227,982

Communication services 10.99%
Altice France Holding SA 10.50% 2027[1]		31,085	24,419
Altice France SA 5.125% 2029[1]		33,804	25,335
Brightstar Escrow Corp. 9.75% 2025[1]		2,720	2,522
Cablevision Systems Corp. 5.50% 2027[1]		2,700	2,381
Cablevision Systems Corp. 5.375% 2028[1]		8,928	7,809
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.00% 2023[1]		8,595	8,556
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 2026[1]		2,094	1,987
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 2027[1]		9,878	8,931
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.00% 2028[1]		11,349	9,805
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 2029[1]		7,126	6,253
CCO Holdings, LLC and CCO Holdings Capital Corp. 6.375% 2029[1]		4,400	4,048
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2030[1]		60,904	48,315
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2030[1]		60,731	49,417
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031		950	720

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	USD	39,030	$30,004
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2032		35,527	27,159
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.75% 2032[1]		23,530	18,363
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2033[1]		27,049	20,047
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.25% 2034[1]		41,875	30,072
Centerfield Media Parent, Inc. 6.625% 2026[1]		16,900	13,397
CenturyLink, Inc. 6.75% 2023		31,074	31,701
Cinemark USA, Inc. 5.875% 2026[1]		7,050	5,903
Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]		11,000	8,324
Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]		5,000	3,633
Cogent Communications Group, Inc. 3.50% 2026[1]		13,445	11,861
Consolidated Communications, Inc. 5.00% 2028[1]		14,350	10,007
CSC Holdings, LLC 6.50% 2029[1]		10,000	8,848
CSC Holdings, LLC 3.375% 2031[1]		12,700	8,974
Diamond Sports Group, LLC 5.375% 2026[1]		9,835	1,970
Diamond Sports Group, LLC 6.625% 2027[1]		18,432	1,359
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 8.115% 2027[2,3]		31,522	29,449
DIRECTV Holdings, LLC and DIRECTV Financing Co., Inc. 5.875% 2027[1]		57,635	49,818
Embarq Corp. 7.995% 2036		34,262	17,208
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 10.865% 2028[2,3]		9,477	9,282
Frontier Communications Corp. 5.875% 2027[1]		28,765	25,846
Frontier Communications Corp. 5.00% 2028[1]		78,175	67,220
Frontier Communications Corp. 6.75% 2029[1]		36,670	30,337
Frontier Communications Holdings, LLC 5.875% 2029		26,207	20,861
Frontier Communications Holdings, LLC 6.00% 2030[1]		14,100	11,107
Frontier Communications Holdings, LLC 8.75% 2030[1]		18,775	18,818
Gray Escrow II, Inc. 5.375% 2031[1]		19,925	15,672
Gray Television, Inc. 5.875% 2026[1]		3,090	2,855
Gray Television, Inc. 7.00% 2027[1]		14,544	13,712
Gray Television, Inc. 4.75% 2030[1]		6,210	4,663
iHeartCommunications, Inc. 6.375% 2026		236	219
iHeartCommunications, Inc. 5.25% 2027[1]		40,323	34,528
iHeartCommunications, Inc. 8.375% 2027		427	360
iHeartCommunications, Inc. 4.75% 2028[1]		5,000	4,174
Iliad Holding SAS 6.50% 2026[1]		20,325	17,806
Inmarsat PLC 6.75% 2026[1]		14,525	12,722
Intelsat Jackson Holding Co. 6.50% 2030[1]		35,007	29,850
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 8.174% 2026[2,3]		6,356	5,998
Lamar Media Corp. 3.75% 2028		2,567	2,246
Lamar Media Corp. 4.875% 2029		3,600	3,216
Lamar Media Corp. 3.625% 2031		5,950	4,688
Level 3 Financing, Inc. 3.75% 2029[1]		11,500	8,450
Ligado Networks, LLC 15.50% PIK 2023[1,6]		39,349	18,297
Live Nation Entertainment, Inc. 3.75% 2028[1]		5,750	4,888
Magallanes, Inc. 4.279% 2032[1]		5,967	4,917
Match Group, Inc. 4.625% 2028[1]		6,192	5,423
McGraw-Hill Education, Inc. 5.75% 2028[1]		10,000	8,371
Midas OpCo Holdings, LLC 5.625% 2029[1]		60,510	49,883
Netflix, Inc. 4.875% 2028		6,190	5,807
Netflix, Inc. 5.375% 2029[1]		875	824
Netflix, Inc. 4.875% 2030[1]		12,050	11,039
News Corp. 3.875% 2029[1]		31,450	26,762
News Corp. 5.125% 2032[1]		31,705	27,885
Nexstar Broadcasting, Inc. 4.75% 2028[1]		55,451	47,245
Nexstar Escrow Corp. 5.625% 2027[1]		12,515	11,531
Nielsen Finance, LLC and Nielsen Finance Co. 4.50% 2029[1]		1,021	1,019
OUTFRONT Media Capital, LLC 4.625% 2030[1]		60	47
Qwest Capital Funding, Inc. 6.875% 2028		9,965	8,738
Scripps Escrow II, Inc. 3.875% 2029[1]		14,018	11,195
Sinclair Television Group, Inc. 5.125% 2027[1]		8,199	6,797
Sinclair Television Group, Inc. 4.125% 2030[1]		7,700	5,807
Sirius XM Radio, Inc. 3.125% 2026[1]		24,740	21,759
Sirius XM Radio, Inc. 4.00% 2028[1]		51,990	44,331
Sirius XM Radio, Inc. 4.125% 2030[1]		9,075	7,396
Sirius XM Radio, Inc. 3.875% 2031[1]		51,380	39,959
Sprint Corp. 7.625% 2026		9,450	9,790
Sprint Corp. 6.875% 2028		49,953	51,415

10	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Sprint Corp. 8.75% 2032	USD	47,727	$55,417
Summer (BC) BidCo B, LLC 5.50% 2026[1]		4,460	3,670
TEGNA, Inc. 4.625% 2028		9,072	8,395
TEGNA, Inc. 5.00% 2029		16,937	15,629
T-Mobile US, Inc. 2.625% 2026		1,350	1,225
T-Mobile US, Inc. 3.375% 2029		15,950	13,805
Twitter, Inc. 5.00% 2030[1]		12,200	11,717
Univision Communications, Inc. 5.125% 2025[1]		62,918	59,828
Univision Communications, Inc. 6.625% 2027[1]		81,170	76,783
Univision Communications, Inc. 4.50% 2029[1]		70,850	57,937
Univision Communications, Inc. 7.375% 2030[1]		27,328	26,141
Univision Communications, Inc., Term Loan, (3-month USD CME Term + 4.50%) 6.25% 2029[2,3]		2,850	2,789
UPC Broadband Finco BV 4.875% 2031[1]		8,830	6,867
Virgin Media O2 4.25% 2031[1]		44,720	33,987
Virgin Media Secured Finance PLC 4.50% 2030[1]		14,955	11,698
VZ Secured Financing BV 5.00% 2032[1]		34,975	26,194
Warner Music Group 3.75% 2029[1]		26,900	22,386
Warner Music Group 3.875% 2030[1]		12,330	10,127
Ziggo Bond Co. BV 5.125% 2030[1]		13,368	9,583
Ziggo Bond Finance BV 4.875% 2030[1]		29,100	23,037
			1,781,565

Health care 9.91%
1375209 B.C., Ltd. 9.00% 2028[1]		5,600	5,586
AdaptHealth, LLC 5.125% 2030[1]		17,015	14,056
Avantor Funding, Inc. 4.625% 2028[1]		46,000	41,039
Avantor Funding, Inc. 3.875% 2029[1]		6,900	5,618
Bausch Health Americas, Inc. 9.25% 2026[1]		21,340	12,690
Bausch Health Americas, Inc. 8.50% 2027[1]		5,076	2,169
Bausch Health Companies, Inc. 9.00% 2025[1]		31,021	19,740
Bausch Health Companies, Inc. 5.75% 2027[1]		16,063	10,966
Bausch Health Companies, Inc. 6.125% 2027[1]		4,370	3,036
Bausch Health Companies, Inc. 4.875% 2028[1]		49,375	31,915
Bausch Health Companies, Inc. 5.00% 2028[1]		26,037	9,636
Bausch Health Companies, Inc. 7.00% 2028[1]		8,262	3,164
Bausch Health Companies, Inc. 5.00% 2029[1]		5,975	2,328
Bausch Health Companies, Inc. 5.25% 2030[1]		28,442	10,682
Bausch Health Companies, Inc. 5.25% 2031[1]		76,821	29,037
Catalent Pharma Solutions, Inc. 5.00% 2027[1]		819	732
Catalent Pharma Solutions, Inc. 3.125% 2029[1]		3,750	2,896
Catalent Pharma Solutions, Inc. 3.50% 2030[1]		14,520	11,439
Centene Corp. 4.25% 2027		30,509	27,971
Centene Corp. 2.45% 2028		36,375	29,677
Centene Corp. 4.625% 2029		64,334	57,961
Centene Corp. 3.00% 2030		28,035	22,262
Centene Corp. 3.375% 2030		18,861	15,460
Centene Corp. 2.50% 2031		27,825	21,033
Centene Corp. 2.625% 2031		9,025	6,820
Charles River Laboratories International, Inc. 4.25% 2028[1]		9,673	8,444
Charles River Laboratories International, Inc. 3.75% 2029[1]		12,765	10,635
Charles River Laboratories International, Inc. 4.00% 2031[1]		17,300	13,973
Community Health Systems, Inc. 8.00% 2026[1]		7,500	6,506
Community Health Systems, Inc. 5.625% 2027[1]		32,685	25,207
Community Health Systems, Inc. 6.00% 2029[1]		15,747	11,609
Community Health Systems, Inc. 6.875% 2029[1]		4,500	2,184
Community Health Systems, Inc. 5.25% 2030[1]		32,640	22,800
Community Health Systems, Inc. 4.75% 2031[1]		1,608	1,084
DaVita, Inc. 4.625% 2030[1]		17,070	13,250
Encompass Health Corp. 4.50% 2028		7,054	6,056
Encompass Health Corp. 4.75% 2030		3,841	3,166
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 2027[1,4]		6,243	936
Endo DAC / Endo Finance, LLC / Endo Finco 6.00% 2028[1,4]		45,278	2,604
Endo International PLC 5.875% 2024[1]		10,374	8,536
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]		15,320	12,117
Grifols Escrow Issuer SA 4.75% 2028[1]		12,605	9,765
HCA, Inc. 5.375% 2025		1,000	989

American High-Income Trust	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
HCA, Inc. 5.875% 2026	USD	2,902	$2,866
HCA, Inc. 4.50% 2027		71	66
HCA, Inc. 5.625% 2028		22,625	21,598
HCA, Inc. 5.875% 2029		2,450	2,386
HCA, Inc. 3.50% 2030		24,300	20,118
HCA, Inc. 7.50% 2095		5,000	5,040
HealthEquity, Inc. 4.50% 2029[1]		9,575	8,100
IMS Health Holdings, Inc. 5.00% 2026[1]		24,059	22,955
Jazz Securities DAC 4.375% 2029[1]		18,875	16,345
Mallinckrodt PLC 10.00% 2025[1]		17,862	16,280
Minerva Merger Sub, Inc. 6.50% 2030[1]		13,000	10,302
Molina Healthcare, Inc. 4.375% 2028[1]		25,955	23,479
Molina Healthcare, Inc. 3.875% 2030[1]		47,150	39,637
Molina Healthcare, Inc. 3.875% 2032[1]		41,850	34,340
Mozart Debt Merger Sub, Inc. 3.875% 2029[1]		5,000	4,017
Mozart Debt Merger Sub, Inc. 5.25% 2029[1]		33,755	25,550
Option Care Health, Inc. 4.375% 2029[1]		6,115	5,179
Organon Finance 1, LLC 4.125% 2028[1]		10,575	9,065
Organon Finance 1, LLC 5.125% 2031[1]		4,835	3,969
Owens & Minor, Inc. 4.375% 2024		23,411	22,782
Owens & Minor, Inc. 4.50% 2029[1]		20,965	16,486
Owens & Minor, Inc. 6.625% 2030[1]		21,665	19,119
Par Pharmaceutical, Inc. 7.50% 2027[1]		91,204	72,268
Radiology Partners, Inc. 9.25% 2028[1]		33,199	21,710
RP Escrow Issuer, LLC 5.25% 2025[1]		20,435	16,915
Select Medical Holdings Corp. 6.25% 2026[1]		9,039	8,516
Surgery Center Holdings 10.00% 2027[1]		8,084	7,872
Syneos Health, Inc. 3.625% 2029[1]		10,280	8,197
Team Health Holdings, Inc. 6.375% 2025[1]		11,359	8,438
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 8.284% 2027[2,3]		5,498	4,722
Tenet Healthcare Corp. 4.625% 2024		4,274	4,138
Tenet Healthcare Corp. 4.875% 2026[1]		103,349	96,176
Tenet Healthcare Corp. 5.125% 2027[1]		12,785	11,499
Tenet Healthcare Corp. 6.25% 2027[1]		8,995	8,415
Tenet Healthcare Corp. 4.625% 2028[1]		18,000	15,752
Tenet Healthcare Corp. 6.125% 2028[1]		12,815	11,248
Tenet Healthcare Corp. 4.25% 2029[1]		20,860	17,302
Tenet Healthcare Corp. 4.375% 2030[1]		25,005	20,926
Tenet Healthcare Corp. 6.125% 2030[1]		12,150	11,161
Tenet Healthcare Corp. 6.875% 2031		2,000	1,781
Teva Pharmaceutical Finance Co. BV 2.95% 2022		846	840
Teva Pharmaceutical Finance Co. BV 6.00% 2024		65,748	63,924
Teva Pharmaceutical Finance Co. BV 7.125% 2025		37,181	36,253
Teva Pharmaceutical Finance Co. BV 3.15% 2026		65,186	53,573
Teva Pharmaceutical Finance Co. BV 4.75% 2027		9,815	8,348
Teva Pharmaceutical Finance Co. BV 6.75% 2028		38,012	34,974
Teva Pharmaceutical Finance Co. BV 5.125% 2029		134,010	110,875
Teva Pharmaceutical Finance Co. BV 4.10% 2046		4,657	2,790
Valeant Pharmaceuticals International, Inc. 5.50% 2025[1]		75,675	60,236
			1,606,302

Materials 9.45%
Alcoa Nederland Holding BV 5.50% 2027[1]		10,760	10,058
Alcoa Nederland Holding BV 4.125% 2029[1]		6,250	5,254
Allegheny Technologies, Inc. 5.875% 2027		5,415	4,936
Allegheny Technologies, Inc. 4.875% 2029		30,780	25,635
Allegheny Technologies, Inc. 5.125% 2031		23,440	19,191
ArcelorMittal 4.25% 2029		940	842
ArcelorMittal 7.00% 2039		10,104	9,520
ArcelorMittal 6.75% 2041		15,173	13,924
Arconic Corp. 6.00% 2025[1]		8,170	7,885
Arconic Rolled Products Corp. 6.125% 2028[1]		4,775	4,229
Ardagh Group SA 6.50% Cash 2027[1,6]		8,809	6,049
Ardagh Metal Packaging Finance USA, LLC 3.25% 2028[1]		10,000	8,170
Ardagh Metal Packaging Finance USA, LLC 6.00% 2027[1]		13,505	12,749
Ardagh Metal Packaging Finance USA, LLC 4.00% 2029[1]		6,970	5,117

12	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ardagh Packaging Finance 5.25% 2025[1]	USD	570	$534
Ardagh Packaging Finance 4.125% 2026[1]		16,435	13,704
Avient Corp. 7.125% 2030[1]		9,895	9,155
Axalta Coating Systems, LLC 4.75% 2027[1]		6,495	5,798
Ball Corp. 2.875% 2030		3,250	2,501
Ball Corp. 3.125% 2031		31,280	23,646
Braskem Idesa SAPI 6.99% 2032[1]		1,370	918
BWAY Parent Co., Inc. 5.50% 2024[1]		27,273	25,951
Can-Pack SA / Canpack US, LLC 3.875% 2029[1]		36,370	28,489
Cleveland-Cliffs, Inc. 6.75% 2026[1]		5,348	5,267
Cleveland-Cliffs, Inc. 5.875% 2027		59,680	53,838
Cleveland-Cliffs, Inc. 7.00% 2027		3,853	3,411
Cleveland-Cliffs, Inc. 4.625% 2029[1]		35,062	29,526
Cleveland-Cliffs, Inc. 4.875% 2031[1]		54,846	45,385
Consolidated Energy Finance SA 6.50% 2026[1]		2,013	1,867
Consolidated Energy Finance SA 5.625% 2028[1]		3,680	2,960
Crown Holdings, Inc. 7.375% 2026		2,000	2,004
Crown Holdings, Inc. 5.25% 2030[1]		2,775	2,501
CVR Partners, LP 6.125% 2028[1]		22,525	19,645
Diamond (BC) BV 4.625% 2029[1]		3,445	2,404
Element Solutions, Inc. 3.875% 2028[1]		8,300	6,700
First Quantum Minerals, Ltd. 6.50% 2024[1]		22,832	22,403
First Quantum Minerals, Ltd. 7.50% 2025[1]		75,026	72,309
First Quantum Minerals, Ltd. 6.875% 2026[1]		48,710	45,006
First Quantum Minerals, Ltd. 6.875% 2027[1]		140,896	127,121
FMG Resources 4.375% 2031[1]		8,710	6,707
Freeport-McMoRan, Inc. 3.875% 2023		201	200
Freeport-McMoRan, Inc. 4.25% 2030		303	260
Freeport-McMoRan, Inc. 4.625% 2030		900	790
Freeport-McMoRan, Inc. 5.40% 2034		4,288	3,818
Freeport-McMoRan, Inc. 5.45% 2043		8,393	7,017
FXI Holdings, Inc. 7.875% 2024[1]		106,551	84,285
FXI Holdings, Inc. 12.25% 2026[1]		124,432	98,768
GPC Merger Sub, Inc. 7.125% 2028[1]		9,665	7,782
Graphic Packaging International, LLC 3.75% 2030[1]		15,000	12,396
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 7.413% 2029[2,3]		9,247	7,934
Kaiser Aluminum Corp. 4.625% 2028[1]		8,573	7,010
Labl, Inc. 5.875% 2028[1]		12,100	9,822
Labl, Inc. 8.25% 2029[1]		10,215	7,444
LSB Industries, Inc. 6.25% 2028[1]		33,115	28,469
LSF11 A5 HoldCo, LLC 6.625% 2029[1]		1,425	1,072
Mercer International, Inc. 5.125% 2029		7,090	5,661
Methanex Corp. 5.125% 2027		70,865	59,647
Methanex Corp. 5.25% 2029		14,073	11,222
Methanex Corp. 5.65% 2044		9,445	6,375
Mineral Resources, Ltd. 8.00% 2027[1]		28,450	27,432
Mineral Resources, Ltd. 8.50% 2030[1]		25,920	25,106
Neon Holdings, Inc. 10.125% 2026[1]		15,585	14,223
Nova Chemicals Corp. 4.875% 2024[1]		13,505	12,709
Nova Chemicals Corp. 5.25% 2027[1]		41,062	34,992
Nova Chemicals Corp. 4.25% 2029[1]		41,532	32,499
Novelis Corp. 3.25% 2026[1]		8,285	6,926
Novelis Corp. 4.75% 2030[1]		16,073	13,221
Novelis Corp. 3.875% 2031[1]		26,124	19,542
Olin Corp. 5.625% 2029		5,700	5,070
Olin Corp. 5.00% 2030		3,365	2,797
Owens-Illinois, Inc. 5.875% 2023[1]		4,082	4,035
Owens-Illinois, Inc. 6.375% 2025[1]		5,341	5,031
Reynolds Group, Inc. 4.00% 2027[1]		15,000	12,606
S.P.C.M. SA 3.375% 2030[1]		2,800	2,192
SCIH Salt Holdings, Inc. 4.875% 2028[1]		42,863	35,478
SCIH Salt Holdings, Inc. 6.625% 2029[1]		18,600	14,324
SCIL IV, LLC 5.375% 2026[1]		8,825	6,828
Scotts Miracle-Gro Co. 4.50% 2029		7,776	5,655
Scotts Miracle-Gro Co. 4.375% 2032		7,620	5,431
Sealed Air Corp. 4.00% 2027[1]		7,559	6,557
Sealed Air Corp. 5.00% 2029[1]		8,750	7,821

American High-Income Trust	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Silgan Holdings, Inc. 4.125% 2028	USD	6,456	$5,740
Summit Materials, Inc. 6.50% 2027[1]		5,478	5,258
Summit Materials, Inc. 5.25% 2029[1]		15,015	13,232
Trivium Packaging BV 5.50% 2026[1]		7,602	6,809
Trivium Packaging BV 8.50% 2027[1]		5,192	4,594
Tronox, Ltd. 4.625% 2029[1]		14,155	10,505
Valvoline, Inc. 4.25% 2030[1]		3,691	3,496
Valvoline, Inc. 3.625% 2031[1]		8,405	6,202
Venator Materials Corp. 5.75% 2025[1]		70,528	47,741
Venator Materials Corp. 9.50% 2025[1]		24,880	23,954
W. R. Grace Holdings, LLC 4.875% 2027[1]		11,410	9,823
W. R. Grace Holdings, LLC 5.625% 2029[1]		9,765	7,348
Warrior Met Coal, Inc. 7.875% 2028[1]		34,515	33,593
			1,532,051

Industrials 9.11%
AAdvantage Loyalty IP, Ltd. 5.50% 2026[1]		19,870	18,694
ADT Security Corp. 4.125% 2029[1]		14,855	12,361
Allegiant Travel Co. 7.25% 2027[1]		7,661	7,237
Allison Transmission Holdings, Inc. 3.75% 2031[1]		24,820	19,075
Ashtead Capital, Inc. 5.50% 2032[1]		11,630	10,813
Atkore, Inc. 4.25% 2031[1]		6,650	5,327
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 8.865% 2029[2,3]		43,600	41,747
ATS Automation Tooling Systems, Inc. 4.125% 2028[1]		4,825	4,012
Avis Budget Car Rental, LLC 5.75% 2027[1]		18,910	16,681
Avis Budget Group, Inc. 4.75% 2028[1]		1,000	817
Avis Budget Group, Inc. 5.375% 2029[1]		20,095	16,528
Avolon Holdings Funding, Ltd. 5.25% 2024[1]		17,340	16,837
Avolon Holdings Funding, Ltd. 2.528% 2027[1]		36,710	28,769
BlueLinx Holdings, Inc. 6.00% 2029[1]		8,825	6,939
Boeing Company 3.90% 2049		540	354
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]		553	550
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]		1,258	1,232
Bombardier, Inc. 7.50% 2024[1]		5,460	5,432
Bombardier, Inc. 7.50% 2025[1]		14,749	14,363
Bombardier, Inc. 7.125% 2026[1]		77,460	71,154
Bombardier, Inc. 7.875% 2027[1]		119,310	110,031
Bombardier, Inc. 6.00% 2028[1]		46,560	39,025
Bombardier, Inc. 7.45% 2034[1]		8,670	8,130
Builders FirstSource, Inc. 4.25% 2032[1]		15,974	12,289
BWX Technologies, Inc. 4.125% 2028[1]		8,235	7,209
BWX Technologies, Inc. 4.125% 2029[1]		18,130	15,720
Clarivate Science Holdings Corp. 3.875% 2028[1]		31,755	26,263
Clarivate Science Holdings Corp. 4.875% 2029[1]		24,320	19,082
Clean Harbors, Inc. 4.875% 2027[1]		12,014	10,979
CoreLogic, Inc. 4.50% 2028[1]		85,432	58,218
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 9.625% 2029[2,3]		22,275	16,818
Covanta Holding Corp. 4.875% 2029[1]		22,145	17,937
Covanta Holding Corp. 5.00% 2030		31,035	24,391
Dun & Bradstreet Corp. 5.00% 2029[1]		31,517	26,067
Garda World Security Corp. 6.00% 2029[1]		3,200	2,352
GFL Environmental, Inc. 3.50% 2028[1]		20,000	16,900
Harsco Corp. 5.75% 2027[1]		10,785	6,758
Herc Holdings, Inc. 5.50% 2027[1]		3,200	2,886
Howmet Aerospace, Inc. 6.875% 2025		1,510	1,523
Howmet Aerospace, Inc. 5.95% 2037		3,000	2,718
Icahn Enterprises Finance Corp. 4.75% 2024		24,105	22,590
JELD-WEN Holding, Inc. 4.875% 2027[1]		8,721	6,247
Labl Escrow Issuer, LLC 6.75% 2026[1]		10,725	9,741
Labl Escrow Issuer, LLC 10.50% 2027[1]		22,105	18,843
LSC Communications, Inc. 8.75% 2023[1,4,5]		114,646	1,114
LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,5]		8,059	78
Masonite International Corp. 3.50% 2030[1]		11,831	9,074
MasTec, Inc. 4.50% 2028[1]		9,375	8,199
Mueller Water Products, Inc. 4.00% 2029[1]		5,115	4,364
Nielsen Finance, LLC and Nielsen Finance Co. 5.625% 2028[1]		4,375	4,352
Nielsen Finance, LLC and Nielsen Finance Co. 5.875% 2030[1]		19,975	19,937

14	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Nielsen Finance, LLC and Nielsen Finance Co. 4.75% 2031[1]	USD	10,404	$10,215
Park River Holdings, Inc. 5.625% 2029[1]		17,205	11,198
PGT Innovations, Inc. 4.375% 2029[1]		22,759	18,712
Pitney Bowes, Inc. 6.875% 2027[1]		11,500	7,072
PM General Purchaser, LLC 9.50% 2028[1]		44,445	37,263
Prime Security Services Borrower, LLC 3.375% 2027[1]		8,100	6,823
Prime Security Services Borrower, LLC 6.25% 2028[1]		11,833	10,117
R.R. Donnelley & Sons Co. 6.125% 2026[1]		12,125	10,973
Roller Bearing Company of America, Inc. 4.375% 2029[1]		3,325	2,809
Rolls-Royce PLC 5.75% 2027[1]		8,205	7,145
Sensata Technologies Holding BV 4.00% 2029[1]		3,225	2,676
Sensata Technologies, Inc. 3.75% 2031[1]		8,800	6,950
SkyMiles IP, Ltd. 4.75% 2028[1]		38,930	36,311
Spirit AeroSystems, Inc. 4.60% 2028		21,955	15,899
SRS Distribution, Inc. 4.625% 2028[1]		10,080	8,671
SRS Distribution, Inc. 6.125% 2029[1]		615	495
Stericycle, Inc. 5.375% 2024[1]		20,884	20,105
Stericycle, Inc. 3.875% 2029[1]		26,235	21,754
The Brink’s Co. 4.625% 2027[1]		10,371	9,235
The Hertz Corp. 5.00% 2029[1]		5,000	3,726
Titan International, Inc. 7.00% 2028		11,500	10,458
TK Elevator Holdco GmbH 7.625% 2028[1]		13,455	11,296
TransDigm, Inc. 6.25% 2026[1]		32,470	31,551
TransDigm, Inc. 6.375% 2026		5,560	5,260
TransDigm, Inc. 6.875% 2026		7,740	7,347
TransDigm, Inc. 5.50% 2027		16,295	14,209
TransDigm, Inc. 7.50% 2027		770	734
TransDigm, Inc. 4.625% 2029		2,971	2,399
TransDigm, Inc. 4.875% 2029		4,180	3,386
Triumph Group, Inc. 6.25% 2024[1]		88,221	80,524
Triumph Group, Inc. 8.875% 2024[1]		10,859	10,739
Triumph Group, Inc. 7.75% 2025		22,525	17,239
Uber Technologies, Inc. 8.00% 2026[1]		7,210	7,209
United Airlines Holdings, Inc. 6.50% 2027[1]		76,432	74,952
United Airlines, Inc. 4.375% 2026[1]		5,125	4,583
United Airlines, Inc. 4.625% 2029[1]		10,825	8,984
United Rentals, Inc. 4.875% 2028		13,525	12,430
United Rentals, Inc. 5.25% 2030		5,484	4,971
United Rentals, Inc. 3.875% 2031		9,450	7,705
United Rentals, Inc. 3.75% 2032		8,360	6,581
Vertical U.S. Newco, Inc. 5.25% 2027[1]		43,165	36,803
WESCO Distribution, Inc. 7.125% 2025[1]		11,475	11,500
WESCO Distribution, Inc. 7.25% 2028[1]		15,900	15,607
Western Global Airlines, LLC 10.375% 2025[1]		11,525	10,354
XPO Logistics, Inc. 6.25% 2025[1]		2,928	2,940
			1,476,667

Financials 7.30%
Advisor Group Holdings, LLC 6.25% 2028[1]		41,998	36,391
AG Merger Sub II, Inc. 10.75% 2027[1]		76,600	75,164
AG TTMT Escrow Issuer, LLC 8.625% 2027[1]		19,291	18,230
Alliant Holdings Intermediate, LLC 6.75% 2027[1]		33,300	28,770
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[1]		14,020	12,003
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[1]		31,605	25,733
AmWINS Group, Inc. 4.875% 2029[1]		22,902	19,061
Aretec Escrow Issuer, Inc. 7.50% 2029[1]		47,732	40,041
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 8.813% 2029[2,3]		22,600	20,340
AssuredPartners, Inc. 7.00% 2025[1]		226	209
AssuredPartners, Inc. 8.00% 2027[1]		8,409	7,752
AssuredPartners, Inc. 5.625% 2029[1]		4,895	3,811
Blackstone Private Credit Fund 7.05% 2025[1]		12,730	12,581
BroadStreet Partners, Inc. 5.875% 2029[1]		9,950	7,856
Castlelake Aviation Finance DAC 5.00% 2027[1]		36,905	31,434
Coinbase Global, Inc. 3.375% 2028[1]		31,775	19,939
Coinbase Global, Inc. 3.625% 2031[1]		21,776	12,118
Compass Diversified Holdings 5.25% 2029[1]		81,845	64,340
Compass Diversified Holdings 5.00% 2032[1]		21,655	15,936

American High-Income Trust	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Acceptance Corp. 5.125% 2024[1]	USD	7,030	$6,557
Credit Suisse Group AG 7.50% junior subordinated perpetual bonds (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 4.60% on 7/17/2023)[1,7]		2,295	1,974
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2026[2,3,5]		17,548	15,781
Digital Currency Group, Inc., Term Loan, 8.75% 2026[2,5]		23,397	19,459
FS Energy and Power Fund 7.50% 2023[1]		54,954	54,968
Hightower Holding, LLC 6.75% 2029[1]		18,130	14,826
HUB International, Ltd. 7.00% 2026[1]		41,928	39,832
HUB International, Ltd. 5.625% 2029[1]		3,745	3,134
Icahn Enterprises Finance Corp. 5.25% 2027		5,503	4,830
Icahn Enterprises Finance Corp. 4.375% 2029		9,175	7,408
Iron Mountain Information Management Services, Inc. 5.00% 2032[1]		18,510	14,354
Ladder Capital Corp. 4.25% 2027[1]		28,586	23,062
Ladenburg Thalmann Financial Services, Inc. 6.50% 2027		80	1,105
LPL Holdings, Inc. 4.625% 2027[1]		25,103	22,798
LPL Holdings, Inc. 4.00% 2029[1]		34,520	29,681
LPL Holdings, Inc. 4.375% 2031[1]		23,445	19,494
MGIC Investment Corp. 5.25% 2028		7,625	6,828
MidCap Financial Issuer Trust 6.50% 2028[1]		8,400	7,191
MSCI, Inc. 4.00% 2029[1]		15,793	13,673
MSCI, Inc. 3.625% 2030[1]		3,759	3,098
MSCI, Inc. 3.625% 2031[1]		28,350	22,782
MSCI, Inc. 3.875% 2031[1]		27,015	22,800
MSCI, Inc. 3.25% 2033[1]		18,400	14,238
National Financial Partners Corp. 6.875% 2028[1]		11,239	8,785
Navient Corp. 5.50% 2023		12,488	12,434
Navient Corp. 5.875% 2024		28,815	27,341
Navient Corp. 6.125% 2024		23,112	22,538
Navient Corp. 6.75% 2025		11,000	10,313
Navient Corp. 6.75% 2026		12,310	11,190
Navient Corp. 5.00% 2027		53,762	44,045
Navient Corp. 4.875% 2028		5,570	4,266
Navient Corp. 5.50% 2029		45,671	34,779
Navient Corp. 5.625% 2033		27,712	18,683
Onemain Finance Corp. 3.875% 2028		3,989	2,944
OneMain Holdings, Inc. 7.125% 2026		24,220	21,870
Owl Rock Capital Corp. 3.75% 2025		12,093	11,115
Owl Rock Capital Corp. 4.00% 2025		449	422
Owl Rock Capital Corp. 3.40% 2026		5,685	4,884
Owl Rock Capital Corp. 2.625% 2027		400	324
Owl Rock Capital Corp. II 4.625% 2024[1]		9,835	9,272
Owl Rock Capital Corp. III 3.125% 2027[1]		11,350	9,211
Owl Rock Core Income Corp. 4.70% 2027		15,700	13,771
Oxford Finance, LLC / Oxford Finance Co-Issuer II, Inc. 6.375% 2027[1]		38,985	36,556
Quicken Loans, LLC 3.625% 2029[1]		6,605	5,099
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[1]		9,410	7,730
Ryan Specialty Group, LLC 4.375% 2030[1]		12,050	10,235
Springleaf Finance Corp. 6.125% 2024		3,700	3,570
Springleaf Finance Corp. 6.625% 2028		9,960	8,569
Springleaf Finance Corp. 5.375% 2029		6,627	5,147
Starwood Property Trust, Inc. 5.50% 2023[1]		7,195	7,085
Starwood Property Trust, Inc. 4.375% 2027[1]		11,835	10,108
			1,183,868

Information technology 4.58%
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 2025[2,3]		72,794	59,918
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 9.174% 2025[2,3]		12,995	12,833
Black Knight, Inc. 3.625% 2028[1]		8,470	7,242
Block, Inc. 2.75% 2026		28,750	24,738
Block, Inc. 3.50% 2031		34,585	26,882
BMC Software, Inc. 7.125% 2025[1]		3,545	3,478
BMC Software, Inc. 9.125% 2026[1]		4,290	4,138
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[2,3]		24,550	23,000
Booz Allen Hamilton, Inc. 3.875% 2028[1]		18,443	15,903
Booz Allen Hamilton, Inc. 4.00% 2029[1]		15,348	13,161
CA Magnum Holdings 5.375% 2026[1]		1,075	906
CDK Global, Inc. 7.25% 2029[1]		34,675	33,038

16	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Ciena Corp. 4.00% 2030[1]	USD	8,850	$7,402
CommScope Finance, LLC 6.00% 2026[1]		8,605	7,936
CommScope Finance, LLC 8.25% 2027[1]		6,000	4,966
CommScope Technologies, LLC 6.00% 2025[1]		7,425	6,608
CommScope Technologies, LLC 5.00% 2027[1]		4,750	3,593
Condor Merger Sub, Inc. 7.375% 2030[1]		12,020	9,850
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.50% 2023[2,3]		22,876	18,797
Diebold Nixdorf, Inc. 8.50% 2024		35,228	19,293
Diebold Nixdorf, Inc. 9.375% 2025[1]		146,693	111,854
Diebold Nixdorf, Inc., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 3.438% 2023[2,3]	EUR	16,191	13,064
Elastic NV 4.125% 2029[1]	USD	6,750	5,340
Entegris Escrow Corp. 4.75% 2029[1]		15,955	14,090
Fair Isaac Corp. 4.00% 2028[1]		28,090	23,994
Gartner, Inc. 4.50% 2028[1]		42,107	37,711
Gartner, Inc. 3.625% 2029[1]		3,657	3,052
Gartner, Inc. 3.75% 2030[1]		8,325	6,833
GoDaddy Operating Co. 5.25% 2027[1]		7,725	7,126
GoDaddy Operating Co. 3.50% 2029[1]		4,825	3,958
Imola Merger Corp. 4.75% 2029[1]		5,000	4,230
J2 Global, Inc. 4.625% 2030[1]		339	279
MicroStrategy, Inc. 6.125% 2028[1]		7,850	6,484
MoneyGram International, Inc. 5.375% 2026[1]		18,775	18,427
NCR Corp. 5.00% 2028[1]		1,940	1,530
NCR Corp. 5.125% 2029[1]		59,439	44,701
NCR Corp. 5.25% 2030[1]		854	646
Picard Midco, Inc. 6.50% 2029[1]		14,000	11,847
Rocket Software, Inc. 6.50% 2029[1]		14,075	10,444
Sabre GLBL, Inc. 7.375% 2025[1]		1,950	1,749
Sabre Holdings Corp. 9.25% 2025[1]		6,879	6,595
Synaptics, Inc. 4.00% 2029[1]		5,225	4,222
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.535% 2026[2,3]		8,860	8,403
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 7.535% 2027[2,3]		44,145	41,827
Unisys Corp. 6.875% 2027[1]		35,865	28,045
VeriSign, Inc. 5.25% 2025		3,068	3,062
Veritas Holdings, Ltd. 7.50% 2025[1]		5,625	4,316
Viavi Solutions, Inc. 3.75% 2029[1]		3,750	3,006
Xerox Corp. 5.00% 2025[1]		3,659	3,297
Xerox Corp. 5.50% 2028[1]		11,000	8,800
			742,614

Consumer staples 4.12%
Albertsons Companies, Inc. 3.50% 2023[1]		10,207	10,106
Albertsons Companies, Inc. 4.625% 2027[1]		10,475	9,386
Albertsons Companies, Inc. 5.875% 2028[1]		5,000	4,623
Albertsons Companies, Inc. 3.50% 2029[1]		57,488	46,460
Albertsons Companies, Inc. 4.875% 2030[1]		5,915	5,012
B&G Foods, Inc. 5.25% 2025		26,687	23,251
B&G Foods, Inc. 5.25% 2027		36,606	29,732
CD&R Smokey Buyer, Inc. 6.75% 2025[1]		5,070	4,621
Central Garden & Pet Co. 4.125% 2030		19,116	15,256
Central Garden & Pet Co. 4.125% 2031[1]		16,755	13,208
Coty, Inc. 5.00% 2026[1]		11,000	10,028
Coty, Inc. 6.50% 2026[1]		7,980	7,363
Coty, Inc. 4.75% 2029[1]		23,020	19,524
Darling Ingredients, Inc. 5.25% 2027[1]		6,431	6,075
Darling Ingredients, Inc. 6.00% 2030[1]		25,245	24,083
Edgewell Personal Care Co. 5.50% 2028[1]		4,025	3,604
Energizer Holdings, Inc. 4.375% 2029[1]		9,560	7,113
Ingles Markets, Inc. 4.00% 2031[1]		5,070	4,147
Kraft Heinz Company 3.00% 2026		6,360	5,870
Kraft Heinz Company 3.875% 2027		5,545	5,189
Kraft Heinz Company 4.375% 2046		6,215	4,845
Kraft Heinz Company 4.875% 2049		9,975	8,244
Kraft Heinz Company 5.50% 2050		5,845	5,270
Kronos Acquisition Holdings, Inc. 5.00% 2026[1]		38,550	33,877
Kronos Acquisition Holdings, Inc. 7.00% 2027[1]		54,572	41,857
Lamb Weston Holdings, Inc. 4.875% 2028[1]		5,240	4,766

American High-Income Trust	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Lamb Weston Holdings, Inc. 4.125% 2030[1]	USD	50,775	$43,053
Lamb Weston Holdings, Inc. 4.375% 2032[1]		13,500	11,179
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 7.424% 2026[2,3]		23,380	21,824
Performance Food Group, Inc. 5.50% 2027[1]		15,790	14,388
Performance Food Group, Inc. 4.25% 2029[1]		5,785	4,828
Pilgrim’s Pride Corp. 5.875% 2027[1]		14,450	14,085
Post Holdings, Inc. 5.625% 2028[1]		29,830	27,282
Post Holdings, Inc. 5.50% 2029[1]		27,109	23,477
Post Holdings, Inc. 4.625% 2030[1]		51,665	42,546
Post Holdings, Inc. 4.50% 2031[1]		24,475	19,753
Prestige Brands International, Inc. 5.125% 2028[1]		11,533	10,399
Prestige Brands International, Inc. 3.75% 2031[1]		14,440	11,234
Simmons Foods, Inc. 4.625% 2029[1]		15,605	12,792
TreeHouse Foods, Inc. 4.00% 2028		28,436	22,712
United Natural Foods, Inc. 6.75% 2028[1]		31,195	28,596
US Foods, Inc. 4.625% 2030[1]		7,180	5,958
			667,616

Utilities 3.34%
AmeriGas Partners, LP 5.875% 2026		5,770	5,237
AmeriGas Partners, LP 5.75% 2027		9,118	8,209
Calpine Corp. 5.25% 2026[1]		1,051	992
Calpine Corp. 4.50% 2028[1]		4,000	3,533
Calpine Corp. 5.125% 2028[1]		8,282	7,130
Calpine Corp. 3.75% 2031[1]		9,175	7,194
DPL, Inc. 4.125% 2025		10,965	10,105
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		18,225	17,352
Enfragen Energia Sur SA 5.375% 2030[1]		4,850	2,894
FirstEnergy Corp. 2.25% 2030		19,000	14,676
FirstEnergy Corp. 2.65% 2030		6,754	5,463
FirstEnergy Corp. 7.375% 2031		7,191	7,918
FirstEnergy Corp. 3.40% 2050		69	45
FirstEnergy Corp., Series C, 5.35% 2047[7]		5,065	4,285
FirstEnergy Transmission, LLC 2.866% 2028[1]		10,562	8,990
FirstEnergy Transmission, LLC 4.55% 2049[1]		2,000	1,569
NextEra Energy Partners, LP 4.25% 2024[1]		3,163	3,033
NextEra Energy Partners, LP 3.875% 2026[1]		2,373	2,164
NGL Energy Partners, LP 7.50% 2026		14,050	10,742
NRG Energy, Inc. 3.625% 2031[1]		21,050	16,464
Pacific Gas and Electric Co. 3.75% 2028		6,000	5,062
Pacific Gas and Electric Co. 4.55% 2030		4,000	3,433
Pacific Gas and Electric Co. 2.50% 2031		2,000	1,458
Pacific Gas and Electric Co. 3.30% 2040		4,540	2,916
Pacific Gas and Electric Co. 3.50% 2050		9,040	5,523
PG&E Corp. 5.00% 2028		59,690	51,475
PG&E Corp. 5.25% 2030		60,380	51,518
PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 6.125% 2025[2,3]		490	470
Talen Energy Corp. 10.50% 2026[1,4]		59,967	49,293
Talen Energy Corp. 7.25% 2027[1]		101,607	104,124
Talen Energy Corp. 6.625% 2028[1]		1,819	1,844
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 7.48% 2023[2,3]		62,105	62,338
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.274% 2026[2,3]		12,145	12,323
Talen Energy Supply, LLC 7.625% 2028[1]		9,825	10,157
Targa Resources Partners, LP 4.00% 2032		1,175	971
Venture Global Calcasieu Pass, LLC 3.875% 2029[1]		27,420	23,576
Vistra Operations Co., LLC 3.55% 2024[1]		5,769	5,502
Vistra Operations Co., LLC 5.625% 2027[1]		12,805	12,015
			541,993

Real estate 2.93%
Brookfield Property REIT, Inc. 5.75% 2026[1]		32,922	29,806
Brookfield Property REIT, Inc. 4.50% 2027[1]		4,045	3,323
Diversified Healthcare Trust 4.375% 2031		3,795	2,463
Forestar Group, Inc. 3.85% 2026[1]		10,830	8,932
Forestar Group, Inc. 5.00% 2028[1]		1,905	1,532
Howard Hughes Corp. 5.375% 2028[1]		29,474	24,503

18	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Howard Hughes Corp. 4.125% 2029[1]	USD	29,513	$22,865
Howard Hughes Corp. 4.375% 2031[1]		51,837	37,315
Iron Mountain, Inc. 4.875% 2027[1]		29,660	26,620
Iron Mountain, Inc. 5.00% 2028[1]		4,702	4,053
Iron Mountain, Inc. 5.25% 2028[1]		24,088	21,163
Iron Mountain, Inc. 5.25% 2030[1]		55,225	45,818
Iron Mountain, Inc. 4.50% 2031[1]		23,090	17,893
Kennedy-Wilson Holdings, Inc. 4.75% 2029		46,900	35,902
Kennedy-Wilson Holdings, Inc. 4.75% 2030		44,534	33,133
Kennedy-Wilson Holdings, Inc. 5.00% 2031		45,230	32,896
Ladder Capital Corp. 5.25% 2025[1]		14,495	13,354
Ladder Capital Corp. 4.75% 2029[1]		2,015	1,512
Medical Properties Trust, Inc. 5.00% 2027		13,527	11,712
Medical Properties Trust, Inc. 3.50% 2031		3,437	2,400
Park Intermediate Holdings, LLC 4.875% 2029[1]		16,445	13,346
Realogy Corp. 4.875% 2023[1]		3,800	3,714
Realogy Corp. 5.75% 2029[1]		27,125	19,599
Realogy Corp. 5.25% 2030[1]		32,645	22,225
RHP Hotel Properties, LP / RHP Finance Corp. 4.50% 2029[1]		11,330	9,415
RLJ Lodging Trust, LP 4.00% 2029[1]		14,905	11,709
WeWork Companies, Inc. 7.875% 2025[1]		1,925	1,336
WeWork Companies, LLC 5.00% 2025[1]		28,850	16,793
			475,332

Total corporate bonds, notes & loans			14,563,867

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 2033[1,5]		15,299	13,568

U.S. Treasury bonds & notes 0.07%
U.S. Treasury inflation-protected securities 0.07%
U.S. Treasury Inflation-Protected Security 0.125% 2051[8,9]		18,208	11,449

Asset-backed obligations 0.03%
Aesop Funding, LLC, Series 2019-2A, Class D, 3.04% 2025[1,10]		5,000	4,519

Total bonds, notes & other debt instruments (cost: $17,339,656,000)			14,593,403

Convertible bonds & notes 0.20%
Communication services 0.18%
DISH DBS Corp., convertible notes, 3.375% 2026		42,635	29,439

Energy 0.02%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 2023[1,5,6]		2,454	2,454

Total convertible bonds & notes (cost: $46,730,000)			31,893

Convertible stocks 0.22%		Shares
Financials 0.18%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]		26,724	30,128

Utilities 0.04%
PG&E Corp., convertible preferred units, 5.50% 2023		57,000	6,512

Total convertible stocks (cost: $29,180,000)			36,640

American High-Income Trust	19

Common stocks 3.35%	Shares	Value (000)
Health care 1.26%
Rotech Healthcare, Inc.[5,11,12,13]	1,916,276	$205,042

Energy 1.10%
Chesapeake Energy Corp.	700,520	65,996
Diamond Offshore Drilling, Inc.[12]	3,987,316	26,436
Weatherford International[12]	796,137	25,707
Denbury, Inc.[12]	269,000	23,204
Ascent Resources - Utica, LLC, Class A5,12,13	90,532,504	21,728
California Resources Corp.	183,103	7,036
Civitas Resources, Inc.	57,659	3,309
McDermott International, Ltd.[12]	3,921,721	1,765
McDermott International, Ltd.[12,13]	1,745,604	785
Southwestern Energy Co.[12]	229,524	1,405
Mesquite Energy, Inc.[5,12]	109,992	660
Earthstone Energy, Inc., Class A12	19,787	244
Petroplus Holdings AG5,12	3,360,000	—	[14]
Bighorn Permian Resources, LLC[5,12]	42,744	—	[14]
Constellation Oil Services Holding SA, Class B-1[5,12]	51,096,574	—	[14]
		178,275

Financials 0.38%
Jonah Energy Parent, LLC[5,11]	747,471	53,310
Navient Corp.	537,500	7,896
		61,206

Consumer discretionary 0.29%
NMG Parent, LLC[12]	182,562	33,317
MYT Holding Co., Class B5,11,12	7,468,376	13,070
		46,387

Communication services 0.24%
Frontier Communications Parent, Inc.[12]	921,177	21,583
Intelsat SA5,12	318,478	8,917
Cumulus Media, Inc., Class A12	561,836	3,950
iHeartMedia, Inc., Class A12	378,645	2,775
Clear Channel Outdoor Holdings, Inc.[12]	890,868	1,221
		38,446

Information technology 0.08%
MoneyGram International, Inc.[12]	1,310,886	13,633

Total common stocks (cost: $428,720,000)		542,989

Preferred securities 0.16%
Consumer discretionary 0.13%
MYT Holdings, LLC, Series A, preferred shares, 10.00% 2029[5,11,12]	19,884,070	21,773

Industrials 0.03%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,5,12]	13,566	4,331

Energy 0.00%
McDermott International, Inc., 8.00% cumulative preferred shares[5,12]	1,130	57

Total preferred securities (cost: $32,392,000)		26,161

Rights & warrants 0.17%
Consumer discretionary 0.13%
NMG Parent, LLC, warrants, expire 2027[12]	407,047	20,447
Carnelian Point Holdings, LP, warrants, expire 2027[5,12]	4,459	—	[14]
		20,447

20	American High-Income Trust

Rights & warrants (continued)	Shares	Value (000)
Energy 0.04%
Chesapeake Energy Corp., Class B, warrants, expire 2026[12]	28,742	$2,271
Chesapeake Energy Corp., Class A, warrants, expire 2026[12]	25,868	2,069
Chesapeake Energy Corp., Class C, warrants, expire 2026[12]	19,731	1,414
California Resources Corp., warrants, expire 2024[12]	16,108	168
Denbury, Inc., Series B, warrants, expire 2023[1,12]	155	8
McDermott International, Inc., warrants, expire 2027[5,12]	400,530	—	[14]
McDermott International, Inc., warrants, expire 2027[5,12]	445,033	—	[14]
Constellation Oil Services Holding SA, Class D, warrants, expire 2071[5,12]	18	—	[14]
		5,930

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A5,12	33,352	200
Intelsat Jackson Holdings SA (CVR), Series B5,12	33,352	184
		384

Total rights & warrants (cost: $14,525,000)		26,761

Short-term securities 4.47%
Money market investments 4.47%
Capital Group Central Cash Fund 2.81%[11,15]	7,243,841	724,312

Total short-term securities (cost: $724,452,000)		724,312
Total investment securities 98.59% (cost: $18,615,655,000)		15,982,159
Other assets less liabilities 1.41%		228,488

Net assets 100.00%		$16,210,647

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 9/30/2022 (000)
5 Year U.S. Treasury Note Futures	Long	143	December 2022	USD15,374	$(88)
10 Year Ultra U.S. Treasury Note Futures	Short	4	December 2022	(474)	31
10 Year U.S. Treasury Note Futures	Short	50	December 2022	(5,603)	280
30 Year Ultra U.S. Treasury Bond Futures	Short	30	December 2022	(4,110)	361
					$584

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 9/30/2022 (000)	Upfront premium (received) paid (000)	Unrealized appreciation (depreciation) at 9/30/2022 (000)
CDX.NA.HY.38	5.00%	Quarterly	6/20/2027	USD38,313	$904	$(731)	$1,635
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	278,650	11,679	12,644	(965)
					$12,583	$11,913	$670

Centrally cleared credit default swaps on credit indices – sell protection
Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[16]	Value at 9/30/2022 (000)	[17]	Upfront premium paid (000)	Unrealized depreciation at 9/30/2022 (000)
5.00%	Quarterly	CDX.NA.HY.37	12/20/2026	USD86,749		$(863)		$566	$(1,429)

American High-Income Trust	21

Investments in affiliates11

	Value of affiliates at 10/1/2021 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2022 (000)	Interest or dividend income (000)
Bonds, notes & other debt instruments 0.00%
Health care 0.00%
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[16]	$44,394	$2,999	$47,393	$(111)	$111	$—	$3,035
Common stocks 1.68%
Health care 1.27%
Rotech Healthcare, Inc.[5,12,13]	206,958	—	—	—	(1,916)	205,042	—
Energy 0.00%
Tapstone Energy, LLC[16]	4,970	—	2,304	2,299	(4,965)	—	—
Financials 0.33%
Jonah Energy Parent, LLC[5]	16,070	—	—	—	37,240	53,310	4,560
Consumer discretionary 0.08%
MYT Holding Co., Class B5,12	39,209	—	—	—	(26,139)	13,070	—
Industrials 0.00%
New AMI I, LLC[16]	125,135	—	96,044	11,365	(40,456)	—	—
Total common stocks						271,422
Preferred securities 0.13%
Consumer discretionary 0.13%
MYT Holdings, LLC, Series A, preferred shares, 10.00% 2029[5,12]	21,032	—	—	—	741	21,773	—
Short-term securities 4.47%
Money market investments 4.47%
Capital Group Central Cash Fund 2.81%[15]	1,140,704	3,996,100	4,412,191	(320)	19	724,312	6,398
Total 6.28%				$13,233	$(35,365)	$1,017,507	$13,993

Restricted securities[13]
	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[5,11,12]	9/26/2013	$41,128	$205,042	1.27%
Ascent Resources - Utica, LLC, Class A5,12	4/25/2016-11/15/2016	4,340	21,728	.13
McDermott International, Ltd.[12]	4/4/2018-12/31/2020	7,967	785	.00
Total		$53,435	$227,555	1.40%

22	American High-Income Trust

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,817,916,000, which represented 66.73% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $501,708,000, which represented 3.10% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Value determined using significant unobservable inputs.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,763,000, which represented .06% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[12]	Security did not produce income during the last 12 months.
[13]	Restricted security, other than Rule 144A, subject to legal or contractual restrictions on resale, including private placement securities not registered under the Securities Act of 1933. The total value of all such restricted securities was $227,555,000, which represented 1.40% of the net assets of the fund.
[14]	Amount less than one thousand.
[15]	Rate represents the seven-day yield at 9/30/2022.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[18]	Affiliated issuer during the reporting period but no longer held at 9/30/2022.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American High-Income Trust	23

Financial statements

Statement of assets and liabilities
at September 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,815,038)	$14,964,652
Affiliated issuers (cost: $800,617)	1,017,507	$15,982,159
Cash		262
Cash collateral pledged for futures contracts		135
Cash collateral pledged for swap contracts		7,246
Cash denominated in currencies other than U.S. dollars (cost: $1)		1
Receivables for:
Sales of investments	43,039
Sales of fund’s shares	10,967
Dividends and interest	267,301
Variation margin on futures contracts	70
Variation margin on centrally cleared swap contracts	526
Other	135	322,038
		16,311,841
Liabilities:
Unrealized depreciation on unfunded commitments		178
Payables for:
Purchases of investments	64,618
Repurchases of fund’s shares	25,979
Dividends on fund’s shares	2,789
Investment advisory services	3,793
Services provided by related parties	3,279
Trustees’ deferred compensation	289
Variation margin on futures contracts	38
Variation margin on centrally cleared swap contracts	170
Other	61	101,016
Net assets at September 30, 2022		$16,210,647

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,718,930
Total accumulated loss		(4,508,283)
Net assets at September 30, 2022		$16,210,647

Refer to the notes to financial statements.

24	American High-Income Trust

Financial statements (continued)

Statement of assets and liabilities
at September 30, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,829,457 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$9,737,746	1,098,956	$8.86
Class C	231,105	26,081	8.86
Class T	9	1	8.86
Class F-1	264,814	29,886	8.86
Class F-2	1,674,328	188,957	8.86
Class F-3	890,018	100,443	8.86
Class 529-A	292,782	33,042	8.86
Class 529-C	10,648	1,202	8.86
Class 529-E	11,417	1,288	8.86
Class 529-T	12	1	8.86
Class 529-F-1	10	1	8.86
Class 529-F-2	31,614	3,568	8.86
Class 529-F-3	10	1	8.86
Class R-1	12,041	1,359	8.86
Class R-2	106,150	11,980	8.86
Class R-2E	5,909	667	8.86
Class R-3	130,628	14,742	8.86
Class R-4	106,885	12,062	8.86
Class R-5E	17,452	1,970	8.86
Class R-5	28,209	3,184	8.86
Class R-6	2,658,860	300,066	8.86

Refer to the notes to financial statements.

American High-Income Trust	25

Financial statements (continued)

Statement of operations
for the year ended September 30, 2022	(dollars in thousands)

Investment income:
Income:
Interest (includes $3,035 from affiliates)	$1,001,995
Dividends (net of non-U.S. taxes of $4; also includes $10,958 from affiliates)	42,131	$1,044,126
Fees and expenses*:
Investment advisory services	49,390
Distribution services	34,868
Transfer agent services	17,733
Administrative services	5,652
529 plan services	229
Reports to shareholders	640
Registration statement and prospectus	658
Trustees’ compensation	14
Auditing and legal	412
Custodian	49
Other	262	109,907
Net investment income		934,219

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $12):
Unaffiliated issuers	(170,155)
Affiliated issuers	13,233
Futures contracts	36,754
Swap contracts	15,176
Currency transactions	582	(104,410)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(3,102,912)
Affiliated issuers	(35,365)
Futures contracts	(5,162)
Swap contracts	(1,643)
Currency translations	9	(3,145,073)
Net realized loss and unrealized depreciation		(3,249,483)

Net decrease in net assets resulting from operations		$(2,315,264)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

26	American High-Income Trust

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2022	2021
Operations:
Net investment income	$934,219	$875,405
Net realized (loss) gain	(104,410)	363,040
Net unrealized (depreciation) appreciation	(3,145,073)	1,311,323
Net (decrease) increase in net assets resulting from operations	(2,315,264)	2,549,768

Distributions paid or accrued to shareholders	(919,673)	(925,224)

Net capital share transactions	(554,431)	1,630,014

Total (decrease) increase in net assets	(3,789,368)	3,254,558

Net assets:
Beginning of year	20,000,015	16,745,457
End of year	$16,210,647	$20,000,015

Refer to the notes to financial statements.

American High-Income Trust	27

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

28	American High-Income Trust

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

American High-Income Trust	29

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$14,513,819	$50,048	$14,563,867
Mortgage-backed obligations	—	—	13,568	13,568
U.S. Treasury bonds & notes	—	11,449	—	11,449
Asset-backed obligations	—	4,519	—	4,519
Convertible bonds & notes	—	29,439	2,454	31,893
Convertible stocks	6,512	30,128	—	36,640
Common stocks	206,945	33,317	302,727	542,989
Preferred securities	—	—	26,161	26,161
Rights & warrants	5,930	20,447	384	26,761
Short-term securities	724,312	—	—	724,312
Total	$943,699	$14,643,118	$395,342	$15,982,159

30	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on centrally cleared credit default swaps	—	1,635	—	1,635
Liabilities:
Unrealized depreciation on futures contracts	(88)	—	—	(88)
Unrealized depreciation on centrally cleared credit default swaps	—	(2,394)	—	(2,394)
Total	$584	$(759)	$—	$(175)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2022 (dollars in thousands):

	Beginning value at 10/1/2021	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 9/30/2022
Investment securities	$471,243	$48,531	$58,642	$(166,577)	$13,689	$(30,186)	$—	$395,342
Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2022								$14,715

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

American High-Income Trust	31

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$ 63,616	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			Par value	N/A	N/A	N/A
			Risk discount	50% - 75%	72%	Decrease
		Yield analysis	Yield	13.8% - 14.4%	14%	Decrease
		Transaction price	N/A	N/A	N/A	N/A
			Net adjustment based on market comparables movement (decrease)	10%	10%	Decrease
Common stocks	$302,727	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			Exchange terms	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment based on market comparables (decrease)	20%	20%	Decrease
		Market comparable companies	EV/EBITDA multiple	2.0x - 4.5x	2.7x	Increase
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			DLOM	18%	18%	Decrease
		Recent market information	Broker quote	N/A	N/A	N/A
Convertible bonds & notes	$ 2,454	Transaction price	N/A	N/A	N/A	N/A
Preferred securities	$ 26,161	Estimated recovery value	Par value	N/A	N/A	N/A
			Risk discount	95%	95%	Decrease
		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
		Recent market information	Broker quote	N/A	N/A	N/A
Rights & warrants	$ 384	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
		Recent market information	Broker quote	N/A	N/A	N/A
Total	$ 395,342

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

32	American High-Income Trust

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities in order to enjoy lower interest rates in a higher interest rate environment, causing the market prices of such securities to decline. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

American High-Income Trust	33

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2022, the fund’s maximum exposure of unfunded bond commitments was $35,809,000, which would represent ..22% of the net assets of the fund should such commitments become due. Unrealized depreciation of $178,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $205,430,000.

34	American High-Income Trust

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $334,300,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, September 30, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$672	Unrealized depreciation*	$88
Swap (centrally cleared)	Credit	Unrealized appreciation*	1,635	Unrealized depreciation*	2,394
			$2,307		$2,482

Refer to the end of the table for footnote.

American High-Income Trust	35

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$36,754	Net unrealized depreciation on futures contracts	$(5,162)
Swap	Credit	Net realized gain on swap contracts	15,176	Net unrealized depreciation on swap contracts	(1,643)
			$51,930		$(6,805)

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2022, the fund reclassified $15,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

36	American High-Income Trust

As of September 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$25,468
Capital loss carryforward[1]	(1,555,540)
Post-October capital loss deferral[2]	(201,079)
Gross unrealized appreciation on investments	214,864
Gross unrealized depreciation on investments	(2,984,492)
Net unrealized depreciation on investments	(2,769,628)
Cost of investments	18,739,133

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.
[2]	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2022		2021
Class A	$523,071		$532,814
Class C	11,439		13,674
Class T	—	[3]	1
Class F-1	15,774		20,847
Class F-2	91,492		84,274
Class F-3	51,182		44,762
Class 529-A	15,906		16,839
Class 529-C	539		734
Class 529-E	585		664
Class 529-T	1		1
Class 529-F-1	1		148
Class 529-F-2[4]	1,788		1,629
Class 529-F-3[4]	1		1
Class R-1	545		580
Class R-2	4,891		5,436
Class R-2E	298		359
Class R-3	6,830		6,925
Class R-4	6,029		6,349
Class R-5E	884		691
Class R-5	2,500		4,095
Class R-6	185,917		184,401
Total	$919,673		$925,224

[3]	Amount less than one thousand.
[4]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2022, the investment advisory services fees were $49,390,000, which were equivalent to an annualized rate of 0.262% of average daily net assets.

American High-Income Trust	37

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended September 30, 2022, the 529 plan services fees were $229,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

38	American High-Income Trust

For the year ended September 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$28,081	$13,695		$3,281		Not applicable
Class C	2,842	356		86		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	825	512		100		Not applicable
Class F-2	Not applicable	1,840		542		Not applicable
Class F-3	Not applicable	9		298		Not applicable
Class 529-A	770	395		100		$193
Class 529-C	136	16		4		8
Class 529-E	64	6		4		7
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	19		11		21
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	134	14		4		Not applicable
Class R-2	904	420		36		Not applicable
Class R-2E	41	15		2		Not applicable
Class R-3	758	230		46		Not applicable
Class R-4	313	121		38		Not applicable
Class R-5E	Not applicable	26		5		Not applicable
Class R-5	Not applicable	28		15		Not applicable
Class R-6	Not applicable	31		1,080		Not applicable
Total class-specific expenses	$34,868	$17,733		$5,652		$229

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $14,000 in the fund’s statement of operations reflects $62,000 in current fees (either paid in cash or deferred) and a net decrease of $48,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $36,376,000 and $581,301,000, respectively, which generated $34,639,000 of net realized losses from such sales.

American High-Income Trust	39

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2022.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2022

Class A	$1,092,727	109,073	$503,816	51,559		$(1,587,874)	(161,339)	$8,669	(707)
Class C	41,310	4,126	11,009	1,124		(99,720)	(10,107)	(47,401)	(4,857)
Class T	—	—	—	—		—	—	—	—
Class F-1	199,247	20,391	15,058	1,533		(310,396)	(31,344)	(96,091)	(9,420)
Class F-2	799,547	81,166	86,723	8,873		(788,097)	(80,098)	98,173	9,941
Class F-3	698,630	69,445	49,909	5,104		(891,592)	(88,409)	(143,053)	(13,860)
Class 529-A	36,332	3,634	15,848	1,621		(60,667)	(6,163)	(8,487)	(908)
Class 529-C	2,960	294	536	55		(6,632)	(667)	(3,136)	(318)
Class 529-E	1,428	143	583	60		(2,516)	(252)	(505)	(49)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	6,535	651	1,779	182		(8,138)	(817)	176	16
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	2,186	221	543	56		(2,767)	(282)	(38)	(5)
Class R-2	24,469	2,456	4,850	496		(37,633)	(3,760)	(8,314)	(808)
Class R-2E	2,402	241	297	30		(3,275)	(329)	(576)	(58)
Class R-3	32,214	3,232	6,764	692		(49,578)	(4,990)	(10,600)	(1,066)
Class R-4	26,446	2,623	5,999	613		(39,596)	(4,011)	(7,151)	(775)
Class R-5E	8,396	831	882	91		(3,739)	(381)	5,539	541
Class R-5	10,147	999	2,350	236		(60,889)	(5,989)	(48,392)	(4,754)
Class R-6	730,330	70,891	185,873	18,992		(1,209,450)	(129,324)	(293,247)	(39,441)
Total net increase (decrease)	$3,715,306	370,417	$892,822	91,317		$(5,162,559)	(528,262)	$(554,431)	(66,528)

Refer to the end of the table for footnotes.

40	American High-Income Trust

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2021

Class A	$1,568,644	152,189	$511,631	49,857		$(1,448,383)	(141,322)	$631,892	60,724
Class C	69,701	6,752	13,113	1,280		(116,039)	(11,325)	(33,225)	(3,293)
Class T	—	—	—	—		—	—	—	—
Class F-1	136,503	13,242	19,944	1,945		(181,385)	(17,549)	(24,938)	(2,362)
Class F-2	823,825	80,104	79,129	7,702		(521,378)	(50,766)	381,576	37,040
Class F-3	891,337	85,974	43,456	4,215		(388,857)	(37,626)	545,936	52,563
Class 529-A	48,917	4,749	16,785	1,636		(60,517)	(5,889)	5,185	496
Class 529-C	3,869	377	730	72		(8,656)	(842)	(4,057)	(393)
Class 529-E	1,409	138	661	65		(2,771)	(270)	(701)	(67)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	512	53	1	—	[2]	(31,804)	(3,306)	(31,291)	(3,253)
Class 529-F-2[3]	38,989	3,998	1,622	157		(6,221)	(603)	34,390	3,552
Class 529-F-3[3]	10	1	1	—	[2]	—	—	11	1
Class R-1	2,810	273	578	56		(3,736)	(365)	(348)	(36)
Class R-2	30,814	2,998	5,394	526		(35,134)	(3,432)	1,074	92
Class R-2E	1,867	182	357	35		(2,873)	(279)	(649)	(62)
Class R-3	53,673	5,181	6,850	668		(48,830)	(4,759)	11,693	1,090
Class R-4	34,347	3,342	6,319	616		(36,215)	(3,534)	4,451	424
Class R-5E	5,685	553	688	67		(3,707)	(360)	2,666	260
Class R-5	18,009	1,745	4,076	397		(19,062)	(1,866)	3,023	276
Class R-6	579,154	56,451	184,114	17,942		(659,943)	(63,886)	103,325	10,507
Total net increase (decrease)	$4,310,075	418,302	$895,450	87,236		$(3,575,511)	(347,979)	$1,630,014	157,559

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,086,318,000 and $7,190,228,000, respectively, during the year ended September 30, 2022.

American High-Income Trust	41

Financial highlights

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
9/30/2022	$10.55	$.48	$(1.70)	$(1.22)	$(.47)	$8.86	(11.86)%	$9,738		.68%		.68%		4.86%
9/30/2021	9.63	.47	.95	1.42	(.50)	10.55	15.05	11,600		.69		.69		4.61
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.71	10,008		.73		.73		6.11
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.39	10,428		.72		.72		6.14
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.59	10,753		.69		.69		5.92
Class C:
9/30/2022	10.55	.41	(1.70)	(1.29)	(.40)	8.86	(12.52)	231		1.43		1.43		4.09
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.22	326		1.43		1.43		3.89
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96	330		1.47		1.47		5.41
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61	521		1.48		1.48		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77	616		1.48		1.48		5.11
Class T:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.63)[5]	—	[6]	.42	[5]	.42	[5]	5.12	[5]
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.36 [5]	—	[6]	.43	[5]	.43	[5]	4.87	[5]
9/30/2020	9.96	.61	(.34)	.27	(.60)	9.63	2.97 [5]	—	[6]	.47	[5]	.47	[5]	6.37	[5]
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.65 [5]	—	[6]	.47	[5]	.47	[5]	6.39	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.82 [5]	—	[6]	.47	[5]	.47	[5]	6.13	[5]
Class F-1:
9/30/2022	10.55	.48	(1.70)	(1.22)	(.47)	8.86	(11.88)	265		.70		.70		4.79
9/30/2021	9.63	.47	.95	1.42	(.50)	10.55	15.05	415		.70		.70		4.62
9/30/2020	9.96	.59	(.34)	.25	(.58)	9.63	2.71	401		.73		.73		6.11
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.37	446		.74		.74		6.12
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.54	481		.73		.73		5.86
Class F-2:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.62)	1,674		.40		.40		5.14
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.39	1,888		.40		.40		4.89
9/30/2020	9.96	.61	(.33)	.28	(.61)	9.63	3.00	1,368		.44		.44		6.38
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.66	1,281		.46		.46		6.41
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.82	1,155		.46		.46		6.15
Class F-3:
9/30/2022	10.55	.52	(1.70)	(1.18)	(.51)	8.86	(11.52)	890		.30		.30		5.23
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.50	1,206		.30		.30		4.96
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11	595		.34		.34		6.48
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.77	523		.36		.36		6.50
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.93	437		.36		.36		6.26
Class 529-A:
9/30/2022	10.55	.48	(1.70)	(1.22)	(.47)	8.86	(11.88)	293		.71		.71		4.83
9/30/2021	9.63	.47	.95	1.42	(.50)	10.55	15.03	358		.71		.71		4.59
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.68	322		.76		.76		6.08
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.34	317		.78		.78		6.08
9/30/2018	10.48	.60	(.25)	.35	(.58)	10.25	3.51	330		.77		.77		5.84

Refer to the end of the table for footnotes.

42	American High-Income Trust

Financial highlights (continued)

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2022	$10.55	$.40	$(1.70)	$(1.30)	$(.39)	$8.86	(12.56)%		$11		1.48%		1.48%		4.03%
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.19		16		1.45		1.45		3.87
9/30/2020	9.96	.50	(.33)	.17	(.50)	9.63	1.92		18		1.50		1.50		5.41
9/30/2019	10.25	.54	(.29)	.25	(.54)	9.96	2.58		53		1.51		1.51		5.35
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.73		65		1.53		1.53		5.06
Class 529-E:
9/30/2022	10.55	.46	(1.70)	(1.24)	(.45)	8.86	(12.06)		11		.90		.90		4.64
9/30/2021	9.63	.45	.95	1.40	(.48)	10.55	14.81		14		.90		.90		4.41
9/30/2020	9.96	.57	(.34)	.23	(.56)	9.63	2.50		14		.94		.94		5.91
9/30/2019	10.25	.60	(.29)	.31	(.60)	9.96	3.15		16		.96		.96		5.90
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.31		16		.96		.96		5.64
Class 529-T:
9/30/2022	10.55	.50	(1.70)	(1.20)	(.49)	8.86	(11.68)[5]		—	[6]	.48	[5]	.48	[5]	5.07	[5]
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.30	[5]	—	[6]	.48	[5]	.48	[5]	4.82	[5]
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92	[5]	—	[6]	.52	[5]	.52	[5]	6.30	[5]
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.59	[5]	—	[6]	.53	[5]	.53	[5]	6.32	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.76	[5]	—	[6]	.52	[5]	.52	[5]	6.08	[5]
Class 529-F-1:
9/30/2022	10.55	.50	(1.70)	(1.20)	(.49)	8.86	(11.72)[5]		—	[6]	.52	[5]	.52	[5]	5.03	[5]
9/30/2021	9.63	.49	.95	1.44	(.52)	10.55	15.27	[5]	—	[6]	.49	[5]	.49	[5]	5.26	[5]
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92		31		.53		.53		6.31
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.58		33		.54		.54		6.32
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.75		29		.54		.54		6.07
Class 529-F-2:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.62)		32		.41		.41		5.13
9/30/2021[7,8]	9.62	.46	.95	1.41	(.48)	10.55	14.92	[9]	38		.44	[10]	.44	[10]	4.82	[10]
Class 529-F-3:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.59)		—	[6]	.37		.37		5.18
9/30/2021[7,8]	9.62	.46	.96	1.42	(.49)	10.55	14.99	[9]	—	[6]	.43	[10]	.37	[10]	4.90	[10]
Class R-1:
9/30/2022	10.55	.41	(1.70)	(1.29)	(.40)	8.86	(12.50)		12		1.41		1.41		4.14
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.22		14		1.43		1.43		3.88
9/30/2020	9.96	.51	(.33)	.18	(.51)	9.63	1.94		12		1.49		1.49		5.37
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61		9		1.49		1.49		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77		11		1.48		1.48		5.12

Refer to the end of the table for footnotes.

American High-Income Trust	43

Financial highlights (continued)

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
9/30/2022	$10.55	$.41	$(1.70)	$(1.29)	$(.40)	$8.86	(12.49)%	$106	1.40%	1.40%	4.13%
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.25	135	1.40	1.40	3.91
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96	122	1.46	1.46	5.39
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.63	143	1.46	1.46	5.40
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.80	150	1.46	1.46	5.14
Class R-2E:
9/30/2022	10.55	.44	(1.70)	(1.26)	(.43)	8.86	(12.24)	6	1.11	1.11	4.42
9/30/2021	9.63	.43	.95	1.38	(.46)	10.55	14.57	8	1.12	1.12	4.20
9/30/2020	9.96	.54	(.33)	.21	(.54)	9.63	2.26	8	1.17	1.17	5.68
9/30/2019	10.25	.58	(.29)	.29	(.58)	9.96	2.93	9	1.17	1.17	5.68
9/30/2018	10.48	.56	(.25)	.31	(.54)	10.25	3.09	7	1.18	1.18	5.44
Class R-3:
9/30/2022	10.55	.46	(1.70)	(1.24)	(.45)	8.86	(12.10)	131	.95	.95	4.58
9/30/2021	9.63	.45	.95	1.40	(.48)	10.55	14.76	167	.96	.96	4.35
9/30/2020	9.96	.55	(.33)	.22	(.55)	9.63	2.43	142	1.00	1.00	5.85
9/30/2019	10.25	.59	(.29)	.30	(.59)	9.96	3.09	164	1.01	1.01	5.85
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.26	175	1.01	1.01	5.60
Class R-4:
9/30/2022	10.55	.49	(1.70)	(1.21)	(.48)	8.86	(11.83)	107	.65	.65	4.89
9/30/2021	9.63	.48	.95	1.43	(.51)	10.55	15.10	135	.65	.65	4.66
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.75	120	.69	.69	6.16
9/30/2019	10.25	.63	(.29)	.34	(.63)	9.96	3.41	138	.71	.71	6.16
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.57	138	.70	.70	5.90
Class R-5E:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.66)	17	.45	.45	5.15
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.33	15	.45	.45	4.85
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.95	11	.49	.49	6.32
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.62	8	.49	.49	6.35
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.80	3	.48	.48	6.22
Class R-5:
9/30/2022	10.55	.51	(1.70)	(1.19)	(.50)	8.86	(11.58)	28	.36	.36	4.97
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.44	84	.35	.35	4.95
9/30/2020	9.96	.62	(.34)	.28	(.61)	9.63	3.06	74	.39	.39	6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.72	79	.41	.41	6.46
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.88	84	.40	.40	6.20
Class R-6:
9/30/2022	10.55	.52	(1.70)	(1.18)	(.51)	8.86	(11.52)	2,659	.30	.30	5.25
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.50	3,581	.30	.30	5.01
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11	3,169	.33	.33	6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.78	2,301	.35	.35	6.51
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.94	1,994	.35	.35	6.26

Refer to the end of the table for footnotes.

44	American High-Income Trust

Financial highlights (continued)

	Year ended September 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[11]	40%	66%	75%	52%	62%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American High-Income Trust	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

46	American High-Income Trust

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2022, through September 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American High-Income Trust	47

Expense example (continued)

	Beginning account value 4/1/2022	Ending account value 9/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$905.78	$3.30	.69%
Class A – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C – actual return	1,000.00	902.33	6.87	1.44
Class C – assumed 5% return	1,000.00	1,017.85	7.28	1.44
Class T – actual return	1,000.00	906.95	2.06	.43
Class T – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class F-1 – actual return	1,000.00	905.66	3.39	.71
Class F-1 – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class F-2 – actual return	1,000.00	907.02	2.01	.42
Class F-2 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class F-3 – actual return	1,000.00	907.49	1.48	.31
Class F-3 – assumed 5% return	1,000.00	1,023.51	1.57	.31
Class 529-A – actual return	1,000.00	905.60	3.44	.72
Class 529-A – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class 529-C – actual return	1,000.00	902.08	7.15	1.50
Class 529-C – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class 529-E – actual return	1,000.00	904.73	4.35	.91
Class 529-E – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-T – actual return	1,000.00	906.65	2.34	.49
Class 529-T – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class 529-F-1 – actual return	1,000.00	906.46	2.58	.54
Class 529-F-1 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-F-2 – actual return	1,000.00	906.99	2.01	.42
Class 529-F-2 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class 529-F-3 – actual return	1,000.00	907.15	1.82	.38
Class 529-F-3 – assumed 5% return	1,000.00	1,023.16	1.93	.38
Class R-1 – actual return	1,000.00	902.48	6.72	1.41
Class R-1 – assumed 5% return	1,000.00	1,018.00	7.13	1.41
Class R-2 – actual return	1,000.00	902.51	6.68	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-2E – actual return	1,000.00	903.81	5.35	1.12
Class R-2E – assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class R-3 – actual return	1,000.00	904.52	4.58	.96
Class R-3 – assumed 5% return	1,000.00	1,020.26	4.86	.96
Class R-4 – actual return	1,000.00	905.91	3.15	.66
Class R-4 – assumed 5% return	1,000.00	1,021.76	3.35	.66
Class R-5E – actual return	1,000.00	906.82	2.20	.46
Class R-5E – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-5 – actual return	1,000.00	907.22	1.77	.37
Class R-5 – assumed 5% return	1,000.00	1,023.21	1.88	.37
Class R-6 – actual return	1,000.00	907.50	1.48	.31
Class R-6 – assumed 5% return	1,000.00	1,023.51	1.57	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

48	American High-Income Trust

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2022:

Qualified dividend income	$24,544,000
Section 199A dividends	$1,395,000
Section 163(j) interest dividends	$983,512,000
Corporate dividends received deduction	$23,844,000
U.S. government income that may be exempt from state taxation	$4,705,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J.G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

50	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Daigle, 1967 President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Tom Chow, 1966 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Tara L. Torrens, 1979 Senior Vice President	2016	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Shannon Ward, 1964 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Tom Chow and Tara L. Torrens, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	51

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AHIT

Registrant:

a) Audit Fees:
Audit	2021	185,000
	2022	177,000

b) Audit-Related Fees:
	2021	3,000
	2022	3,000

c) Tax Fees:
	2021	9,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,400,000
	2022	2,114,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,415,000 for fiscal year 2021 and $2,521,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: November 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: November 30, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2022